        As filed with the Securities and Exchange Commission on July 15, 1997

                                                                File No. 33-9645
                                                               File No. 811-4881
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 44

                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 46
--------------------------------------------------------------------------------

                                    NORWEST FUNDS
          (Formerly "Norwest Advantage Funds" and "Norwest Funds" and prior thereto "Prime Value Funds, Inc.")
                (Exact Name of Registrant as Specified in its Charter)

                                 Two Portland Square
                                Portland, Maine 04101
                       (Address of Principal Executive Office)

          Registrant's Telephone Number, including Area Code: (207) 879-1900

--------------------------------------------------------------------------------

                             Catherine S. Wooledge, Esq.
                            Forum Financial Services, Inc.
                     Two Portland Square, Portland, Maine  04101
                       (Name and Address of Agent for Service)

                             Copies of Communications to:
                              Anthony C.J. Nuland, Esq.
                                   Seward & Kissel
                                 1200 G Street, N.W.
                               Washington, D.C.  20005
--------------------------------------------------------------------------------

                It is proposed that this filing will become effective:

         immediately upon filing pursuant to Rule 485, paragraph (b)
-----
         on [     ] pursuant to Rule 485, paragraph (b)
-----
         60 days after filing pursuant to Rule 485, paragraph (a)(i)
-----
  X      on October 1, 1997 pursuant to Rule 485, paragraph (a)(i)
-----
         75 days after filing pursuant to Rule 485, paragraph (a)(ii)
-----
         on [     ] pursuant to Rule 485, paragraph (a)(ii)
-----
         this post-effective amendment designates a new effective date for a
-----    previously filed post-effective amendment

Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 notice for its various portfolios with a May 31 fiscal year end on July 26, 1996.
READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND OF REGISTRANT ARE CURRENTLY STRUCTURED AS FEEDER FUNDS. THIS AMENDMENT INCLUDES A MANUALLY EXECUTED SIGNATURE PAGE FOR THE REGISTRANTS WHOSE PORTFOLIOS ARE MASTER FUNDS: SCHRODER CAPITAL FUNDS AND CORE TRUST (DELAWARE).

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                      PART A
      (Prospectus offering Shares of Performa Smith Disciplined Growth Fund, Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund, Performa Galliard Strategic Value Bond Fund and Performa Schroder Global Growth Fund)



Form N-1A
Item No.           (Caption)                Location in Prospectus (Caption)
---------   ----------------------          --------------------------------

Item 1.     Cover Page                      Cover Page

Item 2.     Synopsis                        About the Funds; About Your
                                            Investment

Item 3.     Condensed Financial
            Information                     Not Applicable

Item 4.     General Description of
            Registrant                      About the Funds; How the Funds
                                            Pursue Their Objective -- Risk
                                            Considerations; Risk Factors;
                                            Organization and History of Core &
                                            Gateway Structure

Item 5.     Management of the Fund          About the Funds; How the Funds Are
                                            Managed

Item 5A.    Management's Discussion of
            Fund Performance                How Each Fund Makes Distributions
                                            to Shareholders -- Tax

Item 6.     Capital Stock and
            Other Securities                Cover Page; How Each Fund Makes
                                            Distributions to Shareholders --
                                            Tax

Item 7.     Purchase of Securities
            Being Offered                   How To Buy Shares, How to Exchange
                                            Shares; Types of Account Ownership

Item 8.     Redemption or Repurchase        How to Sell Shares; How to Exchange
                                            Shares

Item 9.     Pending Legal Proceedings       Not Applicable

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                      PART B
 (SAI offering Shares of Performa Smith Disciplined Growth Fund, Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund, Performa Galliard Strategic
            Value Bond Fund and Performa Schroder Global Growth Fund)



Form N-1A                                   Location in Statement of
Item No.           (Caption)                Additional Information (Caption)
-------     ------------------              --------------------------------

Item 10.    Cover Page                      Cover Page

Item 11.    Table of Contents               Table of Contents

Item 12.    General Information
            and History                     Prospectus

Item 13.    Investment Objectives
            and Policies                    Investment Policies; Investment
                                            Limitations

Item 14.    Management of the Fund          Management and Administrative
                                            Services; Additional Information
                                            about the Trust and the
                                            Shareholders of the Funds

Item 15.    Control Persons and Principal
            Holders of Securities           Additional Information about the
                                            Trust and the Shareholders of the
                                            Funds -- Shareholdings

Item 16.    Investment Advisory and
            Other Services                  Investment Advisory Services

Item 17.    Brokerage Allocation and
            Other Practices                 Portfolio Transactions

Item 18.    Capital Stock and
            Other Securities                Additional Information about the
                                            Trust and the Shareholders of the
                                            Fund

Item 19.    Purchase, Redemption and
            Pricing of Securities
            Being Offered                   Additional Purchase, Redemption and
                                            Exchange Information

Item 20.    Tax Status                      Taxation

Item 21.    Underwriters                    Portfolio Transactions

Item 22.    Calculation of
            Performance Data                Performance and Advertising Data

Item 23     Financial Statements            Additional Information about the
                                            Trust and the Shareholders of the
                                            Funds -- Financial Statements

PROSPECTUS


OCTOBER 1, 1997


THE PERFORMA FUNDS

PERFORMA GALLIARD STRATEGIC VALUE BOND FUND
PERFORMA SMITH DISCIPLINED GROWTH FUND
PERFORMA SMITH SMALL CAP VALUE FUND
PERFORMA LARGE CAP VALUE FUND
PERFORMA SCHRODER GLOBAL GROWTH FUND

This Prospectus explains concisely what you should know before investing in Performa Smith Disciplined Growth Fund, Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund, Performa Galliard Strategic Value Bond Fund and Performa Schroder Global Growth Fund (each a "Fund" and collectively the "Funds" or "Performa Funds"). Please read it carefully and keep it for future reference. The Funds are each diversified portfolios of Norwest Advantage Funds (the "Trust"), a registered, open-end, management investment company.

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SEPARATE PORTFOLIO OF ANOTHER REGISTERED, OPEN-END, MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE (EACH A "PORTFOLIO" AND COLLECTIVELY THE "PORTFOLIOS" OR "PERFORMA FUNDS").. SEE "ABOUT THE FUNDS" AND "ORGANIZATION AND HISTORY -- CORE AND GATEWAY-Registered Trademark- STRUCTURE."

You can find more detailed information in the October 1, 1997 Statement of Additional Information (the "SAI"), which may be amended from time to time. For a free copy of the SAI or other information, call Forum Financial Services, Inc. at 1-800-___-____. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THE FUNDS

EXPENSE SUMMARY
This section will help you estimate the impact of the Funds' expenses on your investment over time. It describes the sales charges and transaction fees (there are none), management fees and annual operating expenses that apply to the Fund's shares.

OBJECTIVES
Read this section to make sure that the objective of the Fund in which you invest is consistent with your own objectives.

HOW THE FUNDS PURSUE THEIR OBJECTIVES
This section explains in detail how each Fund seeks to achieve its objective.

ADDITIONAL RISK FACTORS AND INVESTMENT POLICIES
This section explains how certain types of investments and investment techniques can add additional risk to the Funds and describes some of the policies of Funds.

HOW PERFORMANCE IS SHOWN
This section describes and defines the measures used to assess Fund performance. All data are based on past investment results and do not predict future performance.

HOW THE FUNDS ARE MANAGED
Consult this section for information about a Fund's management, allocation of its expenses, and how purchases and sales of securities are made.

THE FUNDS' OTHER SERVICE PROVIDERS
This section lists the other service providers the Funds have retained to run their business.

ORGANIZATION AND HISTORY
In this section, you will learn when a Fund was introduced, its structure, how it is organized and how it may offer shares.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts.

HOW TO SELL SHARES
In this section you can learn how to sell Fund shares and understand the Funds' procedures related to your redemption.

HOW TO EXCHANGE SHARES
Find out in this section how you may exchange Fund shares for shares of other Performa Funds and for [Investor Shares of Ready Cash Investment Fund].

HOW A FUND VALUES ITS SHARES
This section explains how a Fund determines the value of its shares.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX INFORMATION
This section describes the various options you have in choosing how to receive Fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

APPENDICES

APPENDIX A --GLOSSARY OF INVESTMENT TERMS
This Appendix provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest.

APPENDIX B --EXPLANATION OF RATING CATEGORIES
This Appendix summarizes the ratings that may be given to fixed income securities by rating agencies.

ABOUT THE FUNDS

EXPENSE SUMMARY

Fund costs and expenses are one of several factors to consider when investing. Your costs and expenses are summarized in the following three tables. The Shareholder Transaction Expenses table summarizes your transaction costs of buying and selling Fund shares. The Annual Fund Operating Expenses table summarizes the expenses you will bear directly or indirectly on your investment in a Fund and is based on estimated expenses for the Funds' initial fiscal year of operations ending May 31, 1998. The Examples show your cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

SHAREHOLDER TRANSACTION EXPENSES
(applicable to each Fund)

    Sales charges on purchases and reinvested distributions     None
    Deferred sales charges or redemption fees                   None
    Exchange fees                                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers)

                                                                                       Total Fund
                                                   Management                 Other    Operating
                                                      Fees     12b-1 Fees    Expenses   Expenses
                                                      ----     ----------    --------   --------
    Performa Galliard Strategic Value Bond Fund       0.60%       None        0.25%       0.85%
    Performa Large Cap Value Fund                     1.00%       None        0.25%       1.25%
    Performa Smith Disciplined Growth Fund            1.00%       None        0.25%       1.25%
    Performa Smith Small Cap Value Fund               1.05%       None        0.25%       1.30%
    Performa Schroder Global Growth Fund             [1.00%]      None       [0.40%]     [1.40%]


This table is provided to help you understand the expenses of investing and your share of a Fund's operating expenses. Each Fund's expenses include the Fund's pro rata portion of all expenses of its corresponding Portfolio, which are borne indirectly by each Fund shareholder. Management Fees reflect the contractual rates for investment advisory and administration fees and Other Expenses are estimated and reflect estimated waivers. Absent estimated fee waivers, Other Expenses would be 0.40%, 0.40%, 0.40%, 0.40% and [0.55%], respectively, and Total Fund Operating Expenses would be 1.00%, 1.40%, 1.40%, 1.45% and 1.55%, respectively. Other Expenses include transfer agency fees of 0.25%. Fee waivers and expense reimbursements are voluntary and may be reduced or eliminated at any time. For a further description of the various expenses incurred in the operation of the Fund, see "How the Funds are Managed."

EXAMPLES

Your investment of $1,000 would incur the following expenses assuming (i) the investment of all of the Fund's assets in its corresponding Portfolio, (ii) a 5% annual return, (iv) the reinvestment of all your dividends and distributions and
(iii) redemption at the end of each period. The example is based on the expenses listed in the Annual Fund Operating Expenses table.

                                                       1 Year     3 Years     5 Years    10 Years
                                                       ------     -------     -------    --------
    Performa Galliard Strategic Value Bond Fund          $9         $27         $47        $105
    Performa Large Cap Value Fund                       $13         $40         $69        $151
    Performa Smith Disciplined Growth Fund              $13         $40         $69        $151
    Performa Smith Small Cap Value Fund                 $13         $41         $71        $157
    Performa Schroder Global Growth Fund               [$14]       [$43]       [$75]      [$165]


THE FIVE PERCENT ANNUAL RETURN IS REQUIRED BY GOVERNMENT REGULATION AND DOES NOT REPRESENT THE FUND'S ACTUAL RETURNS. THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

OBJECTIVES

Each Fund pursues its objective as listed below through its own separate investment policies. None of the Funds is intended to be a complete investment program, and there is no assurance that any Fund will achieve its objective.

PERFORMA SMITH DISCIPLINED GROWTH FUND seeks capital appreciation by investing in a diversified portfolio of common stocks of larger companies.

PERFORMA SMITH SMALL CAP VALUE FUND seeks capital appreciation by investing in a diversified portfolio of common stocks of smaller companies.

PERFORMA LARGE CAP VALUE FUND seeks capital appreciation by investing in a diversified portfolio of common stock of companies whose current stock price the investment adviser believes does not reflect the underlying value of the company.

PERFORMA GALLIARD STRATEGIC VALUE BOND FUND seeks total return.

PERFORMA SCHRODER GLOBAL GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of common stocks of established companies throughout the world, including the United States.

HOW THE FUNDS PURSUE THEIR OBJECTIVES

STRUCTURE OF THE FUNDS

Each Fund seeks to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end, management investment company (each a "Core Trust") that has the same objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its respective Portfolio. The Portfolios in which the Funds invest are:

    FUND                                                   PORTFOLIO
    Performa Galliard Strategic Value Bond Fund            Strategic Value Bond Portfolio
    Performa Smith Disciplined Growth Fund                 Disciplined Growth Portfolio
    Performa Smith Small Cap Value Fund                    Small Cap Value Portfolio
    Performa Large Cap Value Fund                          Large Cap Value Portfolio
    Performa Schroder Global Growth Fund                   Global Growth Portfolio


By pooling their assets in a Portfolio with other institutional investors, each of the Funds may be able to achieve certain efficiencies, economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the portfolio managers of each Portfolio independently. See "Organization and History - Core and Gateway Structure."

You should read the Additional Risks and Investment Policies section and the appendices in conjunction with this section in order to fully understand the Funds' investments and risks. Although this "How the Funds Pursue Their Objectives" section discusses the investment policies of the Portfolios, it applies equally to the Funds.

PERFORMA GALLIARD STRATEGIC VALUE BOND FUND

The Portfolio invests in a broad range of fixed income asset classes including corporate bonds, asset backed securities, mortgage related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high quality fixed income investments.

The investment adviser's investment decisions are founded in modern portfolio theory where relative value is emphasized versus the investment adviser's ability to predict the direction of interest rates. The investment adviser's investment process includes an ongoing evaluation of the optimal portfolio structure. In general, particular emphasis will be placed on higher current income assets such as corporate bonds and mortgage/asset backed securities in order to enhance returns. This exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The process involves rigorous security evaluation on a case by case basis identifying and valuing cash flows, any embedded options, credit quality/structure, and other factors such as structure, liquidity or marketability. Current versus historical trading relationships, supply/demand issues and expected returns in varying economic/interest rate environments are additionally evaluated. This process identifies securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on changes in market environment or shifts in relative value.

The Portfolio's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities it holds. See "Additional Risk Factors and Investment Policies - Credit Risk." To limit credit risk, at least 65% of the Portfolio's assets will be invested in fixed income securities rated in one of the three highest rating categories by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Moody's Investors Service, Standard & Poor's, Fitch Investors Service, L.P. or Duff and Phelps, or which are unrated and determined by the investment adviser to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than investment grade rating to 20% of the Portfolio's assets.
While the average quality of the Portfolio will vary over an economic cycle, the average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSRO's is contained in Appendix
B. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSROs or are unrated and determined by the investment adviser to be of comparable quality.

The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration will vary in the range of three to eight years over an economic cycle.

The Portfolio is able to enter into derivative transactions which will allow the Portfolio to receive favorable financing or to diversify portfolio risk. See "Appendix A--Glossary of Investment Terms--Futures, Options and Other Derivatives."

RISKS OF NON-INVESTMENT GRADE SECURITIES.   The Portfolio may invest up to 20%
of its assets in non-investment grade securities (securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the investment adviser to be of comparable quality). Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

PERFORMA SMITH DISCIPLINED GROWTH FUND

The Portfolio invests primarily in the common stock of companies that, in the view of the investment adviser, possess above average potential for growth. The average market capitalization of the Portfolio will be greater than $5 billion. The Portfolio invests in common stock in an effort to obtain greater long-term returns. See "Additional Risk Factors and Investment Policies - Investing in Common Stock".

The Portfolio seeks to identify growth companies that the investment adviser believes will report a level of corporate earnings that exceeds the level expected by investors. This feature is called a positive earnings surprise and is usually associated with positive investment performance. In searching for companies which possess this attribute, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser believes are important in identifying these companies are earnings estimate changes of investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The investment adviser uses a variety of valuation measures to determine whether the share price already reflects the positive fundamentals identified by the investment adviser. A sell discipline determines the trading activity of the Portfolio. The investment adviser employs various risk control measures which attempt to constrain the variability of the investment returns.

PERFORMA SMITH SMALL CAP VALUE FUND

The Portfolio invests primarily in the common stock of small companies that, in the view of the investment adviser, are undervalued. The average market capitalization of the Portfolio will be on average less than $1 billion. The Portfolio invests in common stock of smaller companies in an effort to obtain higher growth rates and greater long-term returns. See "Additional Risk Factors and Investment Policies - Investing in Common Stock."

Within the universe of small companies, the Portfolio invests in companies that the investment adviser believes are undervalued. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. From the list of undervalued companies, the investment adviser selects those companies which the adviser believes will report a level of corporate earnings that exceeds the level expected by investors. This feature is called a positive earnings surprise and is usually associated with positive investment performance. In searching for companies which possess this attribute, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser believes are important in identifying these companies are earnings estimate changes of investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. A sell discipline determines the trading activity of the Portfolio. See "Additional Risk Factors and Investment Policies - Investing in Smaller Companies."

RISKS OF SMALL CAP INVESTING. Investment in smaller capitalization companies carries greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure). Accordingly, the net asset value of the fund can be expected to fluctuate more that that of other funds that invest in larger capitalization companies.

Smaller issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

PERFORMA LARGE CAP VALUE FUND

The Portfolio invests primarily in the common stock of United States companies whose current stock price, in the view of the investment adviser, does not reflect the underlying value of the company. The Portfolio invests in common stock in an effort to obtain greater long-term returns.

The determination of value of a company is based upon a variety of measures incorporating assets, earnings, cash flow or business franchises. Although most of the assets of the Portfolio will be invested in common stocks of United States issuers, the Portfolio may also purchase other types of investments, including stocks of foreign issuers, convertible securities, warrants, options and futures contracts. Investment in these types of securities will occur only when the purchase is consistent with the Portfolio's investment objective and policies.

Ordinarily the Portfolio will be fully invested in common stocks. However, when management believes that investments in securities other than common stock offer opportunity for capital growth or that prevailing conditions warrant the taking of a more defensive or conservative investment position, the Portfolio may invest a portion or all of its assets in preferred stock, corporate debt securities, U.S. Government Securities and municipal securities.

PERFORMA SCHRODER GLOBAL GROWTH FUND

The Portfolio invests in common stocks of established companies located in the developed, newly industrialized and emerging markets. Normally the Portfolio will invest in at least 5 countries, one of which will be the United States. While the Portfolio can purchase stocks without regard to a companies market capitalization, investments will generally be concentrated in established large and to a lesser extent medium sized companies. The percentage of Portfolio's assets invested in U.S. and non-U.S. stocks will vary over time in accordance with the outlook of the investment adviser.

The Portfolio is designed for investors seeking the opportunity to benefit from the growth and prosperity of many companies and countries around the world. Focus will be on stock markets and securities which are anticipated to produce the highest potential return.

Stock selection is at the heart of the investment adviser's investment process. Its approach to selecting investments emphasizes fundamental company analysis. the adviser's stock selection focuses on companies that it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors. In selecting companies for investment, the investment adviser considers historical growth rates and future growth prospects, management capability, competitive position in both domestic and export markets and other factors. Allocation among markets will be based upon an assessment of the likelihood that a country will have favorable long-term business environments in which corporate growth will not be impeded by adverse macroeconomics or political factors.

FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts for the purchase or sale of foreign currency to 'lock in' the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities; or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the investment adviser fails to predict currency values correctly. The Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future. See "How the Funds Pursue their Objectives - Performa Schroder Global Growth Fund - Currency Fluctuations and Devaluations."

DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from these securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. The Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed below. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

INTERNATIONAL INVESTING RISK FACTORS. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that the investment adviser, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States; (iv) foreign securities often trade less frequently and with lower volume than United States securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

    EMERGING MARKETS. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

    CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

The Fund is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income is received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet its expenses.

ADDITIONAL RISK FACTORS AND INVESTMENT POLICIES

RISK FACTORS

INVESTING IN COMMON STOCK. The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. Equity securities in which a Portfolio may invest may be traded on a securities exchange or in the over-the-counter market and, particularly for smaller and foreign companies, may not be traded every day in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Portfolio of a security to meet redemptions by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

INVESTING IN SMALLER COMPANIES. Investments in the securities of smaller companies may involve greater risks than investing in the securities of larger companies. The risks of investing in smaller capitalization companies are described under "How the Funds Pursue Their Objectives - Performa Smith Small Cap Value Fund - Risks of Small Cap Investing."

INVESTING IN FIXED INCOME SECURITIES. The primary risks of investing in any fixed income instrument are credit risk and interest rate risk. In addition, prepayment risk and extension risk exist for certain types of fixed income instruments in which a Portfolio may invest,

    INTEREST RATE RISK. The market value of interest-bearing debt securities is affected by changes in interest rates. There is normally an inverse relationship between the market value of these securities and actual changes in interest rate. Thus, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the affect of interest rate changes on the market value of the security.

    CREDIT RISK. Fixed income investments are subject to "credit risk," which refers to the ability of the debtor (the issuer of the instrument) and any other obligor, to pay principal and interest on the debt as it becomes due. Changes in the ability of an issuer to make payments of interest and principal and the market's perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

    PREPAYMENT RISK. Mortgage-related and asset backed securities are subject to prepayment risk, which refers to the fact that holders of these instruments may have all or any part of their principal investment returned by the issuer as the mortgages or other assets backing the investment are paid off. Prepayments during times of declining interest rates tend to lower the return of a Fund. Prepayments may result in losses to a Fund if the securities were acquired at a premium.

    EXTENSION RISK. Certain debt instruments may also be subject to extension risk, which refers to the change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

INVESTING IN FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. These risks, including currency and political related risks, as well as the heightened risks of investing in less developed countries (so called emerging markets) are described under "How the Funds Pursue Their Objectives - Performa Schroder Global Growth Fund - International Investing Risk Factors."

INVESTING IN DERIVATIVES. Each Fund may use futures, options and other derivative instruments to protect its investment portfolio from movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing in securities denominated in foreign currencies.

INVESTMENT POLICIES

Each Fund's (and each Portfolio's) investment objective and all investment policies of the Funds (and Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Fund's are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Likewise, nonfundamental investment policies of a Portfolio may be changed by that investment company's board of trustees ("Core Board") without shareholder approval.

Each investment adviser monitors the creditworthiness of counterparties to the Portfolios' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

BORROWING AND LENDING. As a fundamental policy, each Portfolio may borrow money but will limit borrowings to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests is not expected to exceed five percent of the value of a Portfolio's assets. Certain transactions, such as reverse repurchase agreements, that are similar to borrowings are not treated as borrowings to the extent that the are fully collateralized. Each Portfolio may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income. The total market value of securities loaned will not at any time exceed one-third of the value of the total assets of the

Portfolio. The risk in lending portfolio securities is the possible loss of rights in the collateral should the borrower fail financially.

DIVERSIFICATION AND CONCENTRATION. Each Portfolio is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Portfolio may purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (i) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer; or (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer. Each Portfolio is prohibited from concentrating its assets in the securities of issuers in any one industry. As a fundamental policy, each Portfolio may not purchase a security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, or repurchase agreements covering U.S. Government Securities.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (i) short-term U.S. Government Securities; (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (iii) commercial paper; (iv) repurchase agreements; and (v) shares of "money market funds" registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Portfolio has assumed a temporary defensive position, it may not be pursuing its investment objective. Apart from temporary defensive purposes, a Portfolio may at any time invest a portion of its assets in cash and cash equivalents. Except during periods when a Portfolio assumes a temporary defensive position, each Portfolio (other than Performa Galliard Strategic Value Bond Portfolio) will have at least 65% of its total assets invested in common stock and Performa Galliard Strategic Value Bond Portfolio will have at least 65% of its total assets invested in bonds.

MORTGAGE-RELATED SECURITIES. Strategic Value Bond portfolio may invest in mortgage-related securities, which represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities. Interests in mortgage-related securities differ from other forms of debt securities. Mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

The market for certain mortgage-related securities may be limited. This may increase the volatility of the price of a particular security and make it difficult for the portfolio to sell a security.

The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Adjustable rate mortgage-related securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

Stripped mortgage-related securities are classes of mortgage-related securities that receive different proportions of the interest and principal distributions from the underlying assets. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, the Portfolio does not purchase IOs or POs.

ASSET-BACKED SECURITIES. Strategic Value Bond Portfolio may invest in asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, leases of various types of real and personal property and receivables from revolving credit card agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, the market experience in these asset-backed securities is limited and the market' may not be able to sustain liquidity through all phases of an interest rate or economic cycle.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. Strategic Value Bond Portfolio and Global Growth Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively, "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, a Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes a Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include (i) the risk that interest rates, securities prices and currency markets will not move in the directions that the portfolio manager anticipates; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) inability to close out certain hedged positions to avoid adverse tax consequences; (v) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (vi) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and (vii) particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolios believe that the use of derivative instruments will be beneficial, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other assets with its custodian. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HOW PERFORMANCE IS SHOWN

Fund performance figures are based upon historical results and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This section will help you understand various terms that are commonly used to describe the Funds' performance. You may see references to these terms in the Funds' advertisements and in general media articles. These advertisements may include comparisons of the Funds' performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Funds may measure performance in terms of yield or total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (E.G., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's net asset value per share at the end of the 30-day period. Yield does not include changes in NAV. Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and the Fund continued to have the same yield for the entire year.

HOW THE FUNDS ARE MANAGED

TRUSTEES

The Board of Trustees oversees the business affairs of the Funds and is responsible for major decisions relating to each Fund's objective and policies. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons. A board of trustees for each Portfolio performs similar functions with respect to the Portfolios and the Board also oversees the activities of each Portfolio and its service providers.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC. ("NORWEST"). Subject to the general supervision of the Board, Norwest makes investment decisions for the Portfolios (other than Global growth Portfolio) and continuously reviews, supervises and administers each Portfolio's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of October 1, 1997, Norwest Corporation had assets of $[____] billion, which made it the 11th largest bank holding company in the United States. As of that date, Norwest and its affiliates managed assets with a value of approximately $[____] billion.

As part of its regular banking operations, Norwest Bank Minnesota, N.A. and other banking affiliates of Norwest may make loans to companies. Thus, it may be possible, from time to time, for a Portfolio to hold or acquire the securities of issuers which are also lending clients of Norwest's banking affiliates. A lending relationship will not be a factor in the selection of portfolio securities for a Portfolio.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCHRODER"). Schroder is the investment adviser of Schroder Global Growth Portfolio. Schroder is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, the Portfolios and Norwest have retained the services of two investment subadvisers. The investment subadvisers make investment decisions for the Portfolios to which they act as such and continuously review, supervise and administer those Portfolios' investment programs with respect to that portion, if any, of the Portfolios' assets that Norwest believes should be managed by the subadviser. Norwest supervises the performance of the subadvisers, including their adherence to the Portfolios' objectives and policies.

SMITH ASSET MANAGEMENT GROUP, LP ("SMITH GROUP"). Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas, is a registered investment adviser. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of October 1, 1997, the Smith Group managed over $200 million in assets. Currently, Smith Group manage all of the assets of the following Portfolios it subadvises:


    FUND                                                   PORTFOLIO
    Performa Smith Disciplined Growth                      Disciplined Growth Portfolio
    Performa Smith Small Cap Value                         Small Cap Value Portfolio
    Performa Large Cap Value                               Large Cap Value Portfolio


GALLIARD CAPITAL MANAGEMENT, INC.("GALLIARD"). Galliard, which is located at 800 LaSalle Avenue Suite 2060, Minneapolis, Minnesota, is a registered investment adviser that specializes in fixed income management. The firm manages assets on the premise that outstanding performance is achieved through fundamental security analysis and strategic portfolio diversification. As of October 1, 1997, Galliard had over $3.0 billion in assets under management. Currently, Galliard manage all of the assets of the following Portfolio it subadvises:


    FUND                                                   PORTFOLIO
    Performa Galliard Strategic Value Bond                 Strategic Value Bond Portfolio


PORTFOLIO MANAGERS

The following persons are primarily responsible for the management of the Portfolios' assets and have served as the portfolio managers since the inception of the Portfolios.

PERFORMA SMITH DISCIPLINED GROWTH FUND, PERFORMA SMITH SMALL CAP VALUE FUND AND PERFORMA LARGE CAP VALUE FUND. Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manger with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for a portfolio of AIM Management Company's Summit Fund.. His educational background includes a B.S. in Industrial Engineering and an M.B.A., both received from the University of Alabama. He was awarded the Chartered Financial Analyst (CFA) designation in 1981.

PERFORMA GALLIARD STRATEGIC VALUE BOND FUND. Richard Merriam. Senior Portfolio Manager/Principal of Galliard since 19__. Mr. Merriam directs the management of fixed income portfolios and oversees the trading and research functions at Galliard. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer of Insight Investment Management. Before that, he served as a Senior Vice President at Washington Square Capital, where he oversaw management of nearly $5.0 billion in assets. Mr. Merriam has over 13 years investment management experience. He obtained a BA from the University of Michigan and a MBA from the University of Minnesota.

PERFORMA SCHRODER GLOBAL GROWTH FUND. The investment management team of Mark J. Smith and Michael Perelstein (with the assistance of an Schroder investment committee). Mr. Smith has been a First Vice President of Schroder since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of Schroder since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience.

BACKGROUND OF SMITH GROUP PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of separate accounts and mutual fund portfolios managed by Mr. Stephen Smith, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of Smith Disciplined Growth Portfolio and Smith Small Cap Value Portfolio. Mr. Smith is the portfolio manager for these two Portfolios. The data is provided to illustrate the past performance of Mr. Smith in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Portfolios. Investors should not consider this performance data as an indication of future performance of the Portfolios, the Smith Group or Mr. Smith.

Mr. Smith's composite performance data were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gain and loss. All composites are calculated net of estimated expense ratios for the respective Portfolios, i.e., 1.25% for Smith Disciplined Growth Portfolio and 1.30% for Smith Small Cap Value Portfolio, and without provision for federal or state income taxes. Mr. Smith's composites include all actual, fee paying, discretionary institutional private accounts and mutual fund portfolios managed by Mr. Smith. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of Mr. Smith's composites combine the individual accounts' returns (calculated on a time weighted rate of return) by asset weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in Mr. Smith's composites are not subject to certain investment limitations, diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolios by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for Mr. Smith's composites could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of Mr. Smith's composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Portfolios or an individual investor investing in the Performa Smith Disciplined Growth Fund or the Performa Smith Small Cap Value Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

     ----------------------------------------------------------------------
                      Mr. Smith's Composite for the Smith
                           Disciplined Growth Style(2)     S&P 500 Index(3)
     ----------------------------------------------------------------------
           1992                     19.67%                    7.62%
     ----------------------------------------------------------------------
           1993                     24.91%                   10.06%
     ----------------------------------------------------------------------
           1994                     (1.06%)                   1.30%
     ----------------------------------------------------------------------
           1995                     37.72%                   37.54%
     ----------------------------------------------------------------------
           1996                     30.94%                   22.99%
     ----------------------------------------------------------------------
         1 Year(1)                  40.35%                   34.65%
     ----------------------------------------------------------------------
        3 Years(1)                  32.38%                   28.83%
     ----------------------------------------------------------------------
        5 Years(1)                  25.66%                   19.76%
     ----------------------------------------------------------------------
          Since
       Inception(1)                 23.86%                   17.66%
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                      Mr. Smith's Composite for the
                       Smith Small Cap Value Style        Russell 2000(4)
     ----------------------------------------------------------------------
         Since
       Inception
         11/1/96(1)                 25.46%                   16.38%
     ----------------------------------------------------------------------

(1) Through June 30, 1997.
(2) The composite returns shown in this chart consists of total returns for the years 1992 through June 1997 of accounts which Stephen S. Smith, now Chief Investment Officer of the Smith Group, personally managed as mutual funds during the period 1992-October 31, 1995 in his capacity as senior portfolio manager for another firm by which he was then employed. Private account performance during this period has not been included since those accounts were not managed similarly to the mutual fund portfolios. Since November 1, 1995 at Smith Group, Mr. Smith has employed the same investment style in discretionary private accounts as he employed in the mutual funds. The data for 1992-October 31, 1995 are not, and should not be construed as the performance data of Smith Group, which began business on November 1, 1995.
(3) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(4) The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The average market capitalization was approximately $500 million. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

BACKGROUND OF GALLIARD PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of separate accounts and mutual fund portfolios managed by the [Mr. Richard Merriam][Galliard], since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of Strategic Value Bond Portfolio. The data is provided to illustrate the past performance of Mr. Merriam in managing substantially similar accounts as measured against specified market indices and does not represent the performance of Strategic Value Bond Portfolio. Investors should not consider this performance data as an indication of future performance of Strategic Value Bond Portfolio, Galliard or Mr. Merriam.

Galliard maintains various return composites of client portfolios for performance comparison purposes. Each composite includes all accounts managed within a similar style, and with similar investment objectives and guidelines. The investment returns below are actual results of Galliard's Short/Intermediate Income Bond

Composite. This composite is managed employing Galliard's basic fixed income management philosophy and has investment objectives and guidelines most similar to those proposed for the Strategic Value Bond Portfolio.
    --------------------------------------------------------------------------
                                  GALLIARD SHORT/INTERMEDIATE INCOME COMPOSITE
    --------------------------------------------------------------------------
                                          PERIODS ENDED JUNE 30, 1997
    --------------------------------------------------------------------------
                                                               Since
                                        Last 3    Last 12   Inception
                                        Months    Months     4/16/96
    -------------------------------------------------------------------------
    Composite                            3.23%     7.56%      8.17%
    -------------------------------------------------------------------------
    Benchmark-Lehman Intermediate        2.95%     7.22%      7.90%
    -------------------------------------------------------------------------
    Government/Corporate Index
    -------------------------------------------------------------------------

Galliard composites are calculated weighting the market value of each component account. Accounts are placed in the composite at the end of the first full calendar quarter following their inception or as agreed upon with the client. The Short/Intermediate Income Composite as of June 30, 1997 consisted of one account with assets of approximately $90 million. The Composite's benchmark is the Lehman Intermediate Government/Corporate Index. Although the Strategic Value Bond Portfolio will utilize a different benchmark, the Lehman Aggregate Index, management believes the relative performance of the Composite above versus its Lehman benchmark is indicative of the style and guidelines which will be employed in Strategic Value Bond Portfolio. Private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on Galliard's Composite and those for the Portfolio may vary. Also, fees on the Composite are imposed monthly rather than daily for mutual funds, which may inflate performance slightly. This performance does not represent historical performance of Performa Galliard Strategic Value Fund and should not be interpreted as predictive of future performance of the Fund which is newly organized and has no performance of its own. The performance of the Fund may be higher or lower than that shown. Past performance is no guarantee of future assets.

ADVISORY FEES

Norwest (Schroder in the case of Global Growth Portfolio) is paid an investment advisory fee at the following annual rates of the Portfolio's average daily net assets.

    FUND                                                      ADVISORY FEE
    Strategic Value Bond Portfolio
     (Performa Galliard Strategic Value Bond Fund)                   0.50%
    Disciplined Growth Portfolio
     (Performa Smith Disciplined Growth Fund)                        0.90%
    Small Cap Value Portfolio
     (Performa Smith Small Cap Value Fund)                           0.95%
    Large Cap Value Portfolio
     (Performa Large Cap Value Fund)                                 0.90%
    Schroder Global Growth Portfolio
     (Performa Schroder Global Growth Fund)                         [0.65]

Norwest (and not the Portfolios) pays Smith and Galliard a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Portfolio to Norwest for investment advisory services.

Each Fund may withdraw its investments from its corresponding Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. See "Organization and History - Core and Gateway Structure." Accordingly, each of these Funds has retained Norwest as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Portfolio, to the extent the Fund invested in a Portfolio advised by Schroder or an investment subadviser, the Fund has retained Schroder and that subadviser as an investment subadviser. Under these ""dormant" investment advisory arrangements, no Fund pays any advisory fees as long as the Fund remains completely invested in its respective Portfolio or any other investment company. In the event that a Fund were to withdraw its assets from its respective Portfolio, Norwest would receive an investment advisory fee from the Fund at the same rate as the fee paid by the Portfolio, except in the case of Performa Schroder Global Growth Fund wherein Norwest would be paid a fee of [____]% of the Fund's average daily net assets. Pursuant to the Funds' dormant investment subadvisory agreements,

Norwest (and not the Funds) would pay Schroder and each subadviser, as applicable, a fee for its investment subadvisory services.

THE FUNDS' EXPENSES

Each Fund is responsible for all expenses related to its operations. Theses expenses include legal and accounting expenses; trustees' fees and expenses; insurance premiums, fees and expenses of the Fund's service providers; brokerage fees and expenses; expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities; the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to a Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series. Similar policies pertain to the Portfolios.

PORTFOLIO TRADING AND TRANSACTIONS

The advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective adviser. The investment advisers seek "best execution" for all portfolio transactions, but a Portfolio may pay higher than the lowest available commission rates when an investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolios' policy of obtaining the best price consistent with quality of execution of transactions, each investment adviser may employ broker-dealer affiliates of the investment adviser (collectively "Affiliated Brokers") to effect brokerage transactions. The payment of commissions to Affiliated Brokers is subject to procedures to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Portfolio's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the investment adviser directing the transaction receive brokerage transactions in recognition of research services provided to the adviser. The investment advisers may effect transactions through brokers who sell Fund shares.

The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The investment advisers anticipate that the annual portfolio turnover rate of each Portfolio will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Portfolio were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to Portfolio and a possible increase in short-term capital gains or losses.

THE FUNDS' OTHER SERVICE PROVIDERS

ADMINISTRATION AND DISTRIBUTION SERVICES

Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Funds and also serves as administrator of each Portfolio, except Schroder Global Growth Portfolio, for which FAS serves as subadministrator. Schroder Fund Advisors Inc. serves as administrator of Schroder Global Growth Portfolio. Forum Accounting Services, Limited Liability Company provides portfolio accounting services to each Fund and to each Portfolio. The distributor of the Funds' shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum also serves as the placement agent of the Portfolios. These companies are members of the Forum Financial Group of companies, Two Portland Square, Portland, Maine 04101, which together provide a full range of services to the investment company and financial services industry. As of October 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Pursuant to a separate agreement, Norwest receives a fee with respect to Performa Schroder global Growth Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Portfolio.

TRANSFER AGENT AND CUSTODIAN

Norwest Bank Minnesota, N.A. ("Norwest Bank" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent for the Funds. Norwest Bank maintains an account for each shareholder of the Trust, performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with to qualified agents. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets.

Norwest Bank also serves as each Fund's and each Portfolio's (other than Schroder Global Growth Portfolio's) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial service, Norwest Bank receives a fee with respect to each Portfolio at an annual rate of: 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $200 million of the Portfolio's average daily net assets and 0.01% of the Portfolio's remaining average daily net assets. No fee is payable by a Fund to the extent the Fund is invested in a Portfolio. The Chase Manhattan Bank, N.A. serves as custodian of Schroder Global Growth Portfolio and is paid a fee for its services.

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to a fund and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Funds and their shareholders. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Funds could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

ORGANIZATION AND HISTORY

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares; the costs of doing so will be borne by the Trust. As of the date of this Prospectus, the Funds offer one class of shares. The Trust offers [forty] separate series, [thirty-three] of which currently offer three classes of shares.

VOTING AND OTHER RIGHTS

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class without regard to series or classes of shares on all matters except: (i) when required by the Investment

Company Act of 1940 or when the Trustees have determined that the matter affects the interests of one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interest of one or more series or classes, only shareholders of that series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Fund were liquidated, would receive the net assets of that Fund. The funds may suspend the sale of shares at any time and may refuse any order to purchase shares.

Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders.

From time to time, certain shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE

Each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, each Portfolio directly acquires portfolio securities and a Fund acquires an indirect interest in those securities. Each Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other portfolio of Core Trust.

THE PORTFOLIOS. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. [As of October 1, 1997, one other] Fund of the Trust invested a portion of its assets in each Portfolio.]

A Portfolio will not sell its shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-1900.

CERTAIN RISKS OF INVESTING IN PORTFOLIOS. A Fund's investment in a Portfolio may be affected by the actions of other large investors in that Portfolio. For example, if Disciplined Growth Portfolio had a large investor other than Performa Smith Disciplined Growth Fund that redeemed its interest, Disciplined Growth Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.

Each Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by Norwest or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Norwest to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.


ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

GENERAL PURCHASE INFORMATION

You can open a fund account with the minimum amount of [$_________] and make subsequent investments at any time with [$_________]. You can invest in a Fund either through a financial institution or directly. If you invest in a Fund directly you will be a shareholder of record. You will receive from your Fund periodic statements listing all account activity during the statement period. You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S. bank), by bank or federal funds wire transfer, or by electronic bank transfer. Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of your order on every weekday except customary national holidays and Good Friday ("Fund Business Day").

When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

You will be entitled to receive dividends on the next Fund Business Day after a purchase or order for the Shares is accepted.

You may obtain the account application form necessary to open an account by writing the Trust at:

         The Performa Funds
         [Name of Fund]
         Norwest Bank Minnesota, N.A.
         Transfer Agent
         733 Marquette Avenue
         Minneapolis, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), you should contact the Trust. The Trust can modify, limit or terminate any shareholder privilege only after appropriate notification to you and by charging a fee for certain shareholder services, although no such fees are currently expected to be used. You can stop participating in any program at any time by writing to the Trust.

MAKING PURCHASES BY MAIL. You may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed above. Checks and money orders are accepted at full value subject to collection. If a check does not clear, your purchase order will be canceled and you will be liable for any losses or fees incurred by the Trust, the Transfer Agent or the Funds' distributor.

If you invest in individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Performa Funds" or to one or more owners of that account and endorsed to Performa Funds. No other method of payment by check will be accepted. For non-individual type accounts, the check used to purchase shares of a Fund must be made payable to "Performa Funds." No other method of payment by check is accepted by the Funds.

MAKING PURCHASES BY BANK WIRE. To make an initial investment in a Fund using the wire system for transferring money among banks, you should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. You should then instruct a bank to wire the money immediately to:

         Norwest Bank Minnesota, N.A.
         A091 000 019
         For Credit to: Norwest Advantage Funds 0844-131
         Re: [Name of Fund]
         Account No.:
         Account Name:

You should then promptly complete and mail the account application form. You may incur charges from your bank for transmitting money by bank wire. The Trust does not charge you for the receipt of wire transfers.

MAKING PURCHASES THROUGH FINANCIAL INSTITUTIONS. You may also purchase and redeem Shares through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). Processing Organizations may charge you a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a Processing Organization you will be subject to the procedures of the Processing Organization, which may be different than if you invest in a Fund directly. You should familiarize yourself with the institution's procedures and should read this Prospectus in along with any materials and other information from the institution. When you purchase a Fund's shares through a Processing Organization you may or may not be the shareholder of record and, depending on the institution's and the Fund's procedures, you may have Fund shares transferred into your name. Typically there is a three-day settlement period for purchases and redemptions through broker-dealers.

The Trust may confirm your purchases and redemptions made through a Processing Organization directly to the Processing Organization, which in turn will provide you with confirmations and periodic statements. If a Processing Organization fails to carry out its obligations to you, the Trust is not responsible.

MAKING PURCHASES IN AN AUTOMATIC INVESTMENT PLAN. Under the Automatic Investment Plan, you can have monthly amounts of $50 or more be withdrawn automatically from a designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in a Fund. If you choose to use this plan you must complete an application which you can get by writing or calling the Transfer Agent. The Trust may change or end your Automatic Investment Plan if the Trust is unable to settle any transaction your bank. If the Automatic Investment Plan is ended before your account totals $1,000, the Trust has the right to close the account as described in the procedures described under "How to Sell Shares."


HOW TO SELL SHARES

GENERAL REDEMPTION INFORMATION

You may redeem shares at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Once the Transfer Agent has received and accepted the redemption order in proper form (and any supporting documentation that the Transfer Agent may require) the Fund shares are redeemed as of the next determination of the Fund's net asset value. You will not received dividends on redeemed shares after the day the redemption is effective.

Normally, redemption proceeds are paid immediately, but never later than seven days after a redemption order is received. If a check was used to purchase the shares being redeemed, the proceeds of redemption request (and exchanges), won't be paid unless the check for purchasing the shares has been cleared by the shareholder's bank, which may take up to 15 days. You can avoid this delay by paying for your shares through wire transfers. Unless otherwise indicated, redemption proceeds are normally paid by check and mailed to your address on record. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

SIGNATURE GUARANTEES. To protect you and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions:
(i) endorsement on a share certificate; (ii) instruction to change your record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan;
(v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Performa Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

You can get a signature guarantees from any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Due to the cost of maintaining smaller accounts, the Trust has the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES. If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a Processing Organization you may redeem your shares through the Processing Organization as described under "How to Buy Shares -- Purchase Procedures -- Through Financial
Institutions."   If you wish to redeem your shares by telephone or receive
redemption proceeds by bank wire you must elect these options by properly completing the appropriate sections of the account application form. These privileges may not be available to you, however, until several weeks after your application is received. If you received certificates for your Shares, you may not redeem those shares by telephone.

MAKING REDEMPTIONS BY MAIL. You may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificates that may have been issued to validate the shares being redeemed.

MAKING REDEMPTIONS BY TELEPHONE. If you have elected telephone redemption privileges you may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the Transfer Agent with your account number, your exact name as it appears on the account and your social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the your address of record or, if you elected wire redemption privileges, the proceeds will be wired.

 If you want telephone redemption or exchange privileges you must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and sending confirmations in writing of the transactions requested. If the Trust and Transfer Agent did not take these measures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of telephone instructions immediately upon receipt of the confirming statement. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

MAKING REDEMPTIONS BY BANK WIRE. If you are redeeming more than $5,000, and you have elected wire redemption privileges you may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account that you have designated in writing. To request bank wire redemptions by telephone, you also must have elected the telephone redemption privilege in your account application. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

HOW TO EXCHANGE SHARES

GENERAL EXCHANGE INFORMATION

You may exchange your shares for shares of the other Performa Funds and for Investor Shares of Ready Cash Investment Fund, a money market fund of the Trust. The Funds do not charge you for exchanges, and there is currently no limit on the number of exchanges you may make; the Funds can, however, limit excessive exchanges.

You can make exchanges only between identically registered accounts or to open a new account. You will have to complete a new account application if your new account has different registration and shareholder privileges than the account from which you are making the exchange. You may only exchange into a Fund if that Fund's shares may legally be sold in the your state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase. Accordingly, you may realize a capital gain or loss depending on whether the value of the shares you redeemed is more or less than the basis in the shares at the time of the exchange transaction. The Trust can change or terminate exchange procedures at any time by notifying you 60 days prior to doing so.

MAKING EXCHANGES BY MAIL. You can make exchanges by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. You must sign for all written requests, and endorse all certificates that you submit for exchange with a signature guarantee. See "How to Sell Shares."

MAKING EXCHANGES BY TELEPHONE. If you elect telephone exchange privileges you may make a telephone exchange by calling the Transfer Agent at (800) 338-1348 or
(612) 667-8833 and providing the Transfer Agent with your account number, your exact name in which your shares are registered and your social security or taxpayer identification number. See "How to Buy Shares."

HOW THE FUNDS VALUE THEIR SHARES

A Fund calculates the net asset value of shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. The Funds do not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Dr. Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Trading on international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS AND TAX INFORMATION

Dividends of net investment income are declared daily and paid monthly in the case of Performa Galliard Strategic Value Bond Fund and declared and paid [_______] in the case of all other Funds. You may have dividends and distributions reinvested in shares of the same Fund (the "Reinvestment Option"), receive dividends and distributions in cash (the "Cash Option") or have dividends and distributions reinvested in shares of another Performa Fund or Investor Shares of Ready Cash Investment Fund (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. You are assigned this option unless you selected one of the other two options. Under the Cash Option, all dividends and distributions are paid to you in cash. Under the Directed Dividend Option, if you have shares of a Fund in a single account that total $10,000 or more, you may elect to have all dividends and distributions reinvested in shares of another fund, provided that those shares are eligible for sale in the your state of residence. For further information concerning the Directed Dividend Option, you should contact the Transfer Agent.

FUND TAX MATTERS. Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends (other than Performa Galliard Strategic Value Bond Fund that declares dividends daily) and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Dividends or distributions made to you shortly after the purchase of Shares, will be taxable to you as described above.

PORTFOLIO TAXES. Each Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as partnerships for federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to have been "passed through" to the Funds investing in the Portfolio in proportion to the Funds' holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

FUNDS INVESTING IN FOREIGN SECURITIES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. Schroder [FILL IN] Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by its Portfolio. As a shareholder of that Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes.

FEDERAL TAX. Each Fund is required by federal law to withhold 31% of reportable payments paid to you (which may include dividends, capital gain distributions and redemptions) if you fail to provide the Fund with a correct taxpayer identification number or make required certifications, or who is subject to backup withholding. Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to you shortly after the close of each calendar year.

You should consult your tax advisor with respect to your specific tax situation as well as with respect to state and local taxes.

APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. A Fund may invest in these instruments to the extent permitted by its objectives and investment policies. The Funds are not limited by this discussion and may invest in any other type of instruments permitted by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of the Funds' investment policies and these instruments.

EQUITY AND RELATED SECURITIES

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders, are paid. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specific amount of time.

DEPOSITORY RECEIPTS are receipts for shares of a foreign-based company that entitle the holder to dividends and capital gain on the underlying security. Receipts include those issued by domestic banks (American Depository Receipts ("ADRs")), foreign financial institutions (Global or European Depository Receipts) and broker-dealers (depository shares). Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. A preferred stockholder generally is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Preferred stock generally does not carry voting rights.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. The specified price for warrants usually represents a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance.

FIXED INCOME (DEBT) INVESTMENTS

BILLS, NOTES AND BONDS are debt securities issued by a company, municipality, government or government agency. Bills usually have the shortest maturities and bonds the longest maturities. The issuer of a bill, note or bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

DEMAND NOTES are unsecured obligations redeemable upon a specified notice (typically not more than 30 days). These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for them. Although a Portfolio would generally not be able to resell a master demand note to a third party, the Portfolio is entitled to demand payment from the issuer at any time.

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes securities of all terms (for instance, bills, notes and bonds) and of various issuers (for instance, corporate instruments, municipal securities and U.S. Government Securities) that pay a specified rate of interest or coupons for a specified period of time. It also can include preferred stock, which pays fixed-dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of variable and floating rate securities, for a shorter period subject to change.

GUARANTEED INVESTMENT CONTRACTS are arrangement with an insurance company under which a Portfolio contributes cash to the insurance company's general account and the insurance company credits the contribution with interest on a monthly basis. The interest rate is tied to a specified market index and is guaranteed by the insurance company not to be less than a certain minimum rate.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by an NRSRO (E.G., "BB" or lower by S&P's and "Ba" or lower by Moody's). Other terms commonly used to describe these securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

MUNICIPAL SECURITIES are obligations of the states, territories and possessions of the United States and of their subdivisions, authorities and corporations, the interest on which is exempt from federal income tax. Municipal securities can be bonds, notes and leases, may have fixed, variable or floating rates of interest and may be zero-coupon securities. Municipal securities can be "general obligation" or "revenue" securities. General obligation securities are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

PARTICIPATION INTERESTS are interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique is similar to borrowing and will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

SECURITY LOANS occur when a Portfolio lends a security it owns and receives payment from the borrower or interest from investing cash collateral deposited by the borrower. The Portfolios may pay fees to arrange securities loans. Security loans involve the risk that the borrower will fail to return the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be returned or collateral can be liquidated and may encounter delays and incur costs.

U.S. GOVERNMENT SECURITIES means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. U.S. Government Securities include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government and securities supported primarily or solely by the creditworthiness of the agency or instrumentality issuing the security, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Student Loan Marketing Association ("Sallie Mae"). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustable rate tends to decrease the security's price sensitivity to changes in interest rates.

ZERO COUPON SECURITIES are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity. A Portfolio holding a zero-coupon security must include a portion of the discount of the security as income. As the Funds distribute all of their net investment income, the portfolios may have to sell portfolio securities to distribute imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

OTHER INVESTMENT TERMS AND TECHNIQUES

DOLLAR ROLL TRANSACTIONS occur when a Portfolio sells fixed income securities, typically mortgage-related securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.
Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which a Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and securities subject to restrictions on resale (other than those determined to be liquid pursuant to written guidelines). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might also have to register securities subject to restrictions on resale in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

MARKET CAPITALIZATION refers to the value of an issuer's outstanding stock and is calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

RULE 144A SECURITIES are securities that are not registered for sale to the general public, but that may be resold to certain institutional investors. thus, while the securities are subject to restrictions on their resale, an institutional market may exist such that the security could be deemed to be liquid.

SHORT SALES AGAINST-THE-BOX occur when a Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to securities which the Portfolio has sold but not delivered, otherwise referred to as "sold short." For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities until the short position is closed out.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future, i.e., beyond the normal period of securities settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government Securities may be sold in this manner.

FUTURES, OPTIONS AND OTHER DERIVATIVES

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts generally are not exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INVERSE FLOATERS are variable or floating rate securities that pay interest at a rate that varies inversely to prevailing short-term interest rates. For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Portfolio's, yield. There is not an active secondary market for certain inverse floaters and similar instruments which could make it difficult for a Portfolio to dispose of the instrument.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

SWAP AGREEMENTS include interest rate and mortgage (or other asset) swap agreements. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest
rate on the same amount for a specified period.   Mortgage swap agreements are
similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a
specified interest rate falls outside an agreed upon range.   Swap agreements
may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Portfolio's performance. Swap agreements involve risks depending upon the counterparty's creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

APPENDIX B

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES

INVESTMENT GRADE RATINGS

AAA"      Highest rating; extremely strong capacity to pay principal and interest.
"AA"      High quality; very strong capacity to pay principal and interest.
"A" Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
"BBB" Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

NON-INVESTMENT GRADE RATINGS

"BB," "B" Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
"CCC," "CC,"
"C," "BB" Lowest degree of speculation;
"C" Highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
"D"       In default.

MOODY'S INVESTORS SERVICE, INC.

INVESTMENT GRADE RATINGS

"Aaa"     Highest quality, smallest degree of investment risk.
"Aa" High quality; together with Aaa bonds, they compose the high-grade bond group.
"A"       Upper-medium grade obligations; many favorable investment attributes.
"Baa" Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

NON-INVESTMENT GRADE RATINGS

"Ba" More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
"B" Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
"Caa" Poor standing, may be in default; elements of danger with respect to principal or interest payments.
"Ca" Speculative in a high degree; could be in default or have other marked shortcomings.
      "C" Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                    PERFORMA FUNDS

                         STATEMENT OF ADDITIONAL INFORMATION




                                   OCTOBER 1, 1997



                        PERFORMA SMITH DISCIPLINED GROWTH FUND
                         PERFORMA SMITH SMALL CAP VALUE FUND
                            PERFORMA LARGE CAP VALUE FUND
                     PERFORMA GALLIARD STRATEGIC VALUE BOND FUND
                         PERFORMA SCHRODER GLOBAL GROWTH FUND

                                    PERFORMA FUNDS
                         STATEMENT OF ADDITIONAL INFORMATION

                                   OCTOBER 1, 1997


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:             DISTRIBUTION:
    Norwest Bank Minnesota, N.A.       Forum Financial Services, Inc.
    Transfer Agent                     Manager and Distributor
    733 Marquette Avenue               Two Portland Square
    Minneapolis, MN  55479-0040        Portland, Maine 04101
    (612) 667-8833/(800) 338-1348      (207) 879-1900

The PERFORMA FUNDS are separate series of Norwest Advantage Funds, a registered, open-end, management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectus dated October 1, 1997, as may be amended from time to time, offering shares of Performa Smith Disciplined Growth Fund, Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund, Performa Galliard Strategic Value Bond Fund and Performa Schroder Global Growth Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                  TABLE OF CONTENTS
                                                                            Page

    Introduction

1.  Investment Policies
         Security Ratings Information
         Money Market Fund Matters
         Fixed Income Investments
         Mortgage-Backed And Asset-Backed  Securities
         Interest Rate Protection Transactions
         Hedging And Option Income Strategies
         Foreign Currency Transactions
         Equity Securities and Additional Information Concerning the Equity
         Funds
         Illiquid Securities and Restricted Securities
         Borrowing And Transactions Involving Leverage
         Repurchase Agreements
         Temporary Defensive Position

2.  Investment Limitations
         Fundamental Limitations
         Non-Fundamental Limitations

3.  Performance and Advertising Data
         SEC Yield Calculations
         Total Return Calculations
         Multiclass, Collective Trust Fund and Core-Gateway Performance Other Advertisement Matters

4.  Management
         Trustees and Officers
         Investment Advisory Services
         Management and Administrative Services
         Distribution
         Transfer Agent
         Custodian
         Portfolio Accounting
         Expenses

5.  Portfolio Transactions

6.  Additional Purchase and Redemption Information
         Statement of Intention
         Exchanges
         Redemptions
         Contingent Deferred Sales Charge (A Shares)
         Contingent Deferred Sales Charge (A Shares and B Shares)
         Conversion of B Shares

7.  Taxation


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                                  TABLE OF CONTENTS

                                                                            Page


8. Additional Information About the Trust and the Shareholders of the Funds Determination of Net Asset Value
         Counsel and Auditors
         General Information
         Recent Mergers
         Shareholdings
         Financial Statements
         Registration Statement

Appendix A - Description of Securities Ratings                             A-1


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

                                     INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On October 1, 1995 the Trust also changed the name of its various classes of shares as follows: Investor A class was renamed A class ("A Shares"); Investor B class was renamed B class ("B Shares"); Trust class was renamed I class ("I Shares"); and Advantage class, also was renamed I Shares. [Class C Shares ___].

Each Fund's investment adviser is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest also is the investment adviser of each Core Portfolio. Norwest Bank, a subsidiary of Norwest Corporation, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Smith Asset Management Group, LP ("Smith") serves as investment subadviser of Performa Smith Disciplined Growth Fund/ Disciplined Growth Portfolio and Performa Smith Small Cap Value Fund/ Small Cap Value Portfolio.

Galliard Capital Management, Inc. ("Galliard") serves as investment subadviser of Performa Galliard Strategic Value Bond Fund/Strategic Value Bond Portfolio.

____________________ ("_______") serves as investment subadviser of Performa Large Cap Value Fund/Large Cap Value Portfolio.

Schroder Capital Management International Inc. ("Schroder") serves as investment adviser to Global Growth Portfolio. Schroder also serves as an investment subadviser of Performa Schroder Global Growth Fund.

Forum Financial Services, Inc. ("Forum"), a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, Limited Liability Company ("FAS") serves as each Fund's administrator.

As used in this SAI, the following terms shall have the meanings listed:

    "Advisers" or "Investment Advisers" shall mean, collectively, Norwest and Subadvisors.

    "Board" shall mean the Board of Trustees of the Trust.

    "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

    "Core Trust Board" shall mean the Board of Trustees of Core Trust.

    "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.

    "FAS" shall mean Forum Administrative Services, Limited Liability Company, the Trust's administrator.

    "Fitch" shall mean Fitch Investors Service, L.P.

    "Forum" shall mean Forum Financial Services, Inc., a registered broker-dealer and distributor of the Trust's shares.

    "Forum Accounting" shall mean Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.

    "Fund" shall mean each of the five separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

    "Galliard" shall mean Galliard Capital Management, Inc., the investment subadviser to Performa Galliard Strategic Value Bond Fund/Strategic Value Bond Portfolio.

    "Moody's" shall mean Moody's Investors Service, Inc.

    "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

    "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

    "NRSRO" shall mean a nationally recognized statistical rating organization.

    "Portfolio" shall mean, Disciplined Growth Portfolio, Small Cap Value Portfolio, Large Cap Value Portfolio, Strategic Value Bond Portfolio and Global Growth Portfolio five separate portfolios of Core Trust.

    "Schroder" shall mean Schroder Capital Management Inc., the investment subadviser to Diversified Equity Fund, Growth Equity Fund, International Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund and investment adviser to International Portfolio.

    "Schroder Advisors" shall mean Schroder Fund Advisors Inc., the administrator to Schroder U.S. Smaller Companies Portfolio.

    "Schroder Core" shall mean Schroder Capital Funds, an open-end, management investment company registered under the 1940 Act.

    "Schroder Core Board" shall mean the Board of Trustees of Schroder Core.

    "SEC" shall mean the U.S. Securities and Exchange Commission.

    "S&P" shall mean Standard & Poor's Rating Group.

    "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.

    "Subadvisers or "Investment Subadvisers: shall mean, collectively, Galliard Capital Management, Inc., Smith Asset Management Group, LP and
    __________________________________.

    "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of the a Fund.

    "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

    "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    "1933 Act" shall mean the Securities Act of 1933, as amended.


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

    "1940 Act" shall mean the Investment Company Act of 1940, as amended.


1.  INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in the Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith (as well as those of the Portfolio(s), which has the same investment objective and substantially similar investment policies). Certain of the Funds are designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (i.e., investment in smaller capitalization companies). No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so. References to the investment policies and investment limitations of a Fund that invests all or a portion of its investable assets in a Core Portfolio(s) refers to that Core Portfolio(s) in which that Fund currently invests its assets.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring sale of such security by a Fund - except in certain cases with respect to the Money Market Funds), Norwest will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase.
Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

[To limit credit risks, [_______]Portfolio may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.]

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES


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

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Funds may invest in U.S. Government Securities. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Fund will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Fund's investment policies.

BANK OBLIGATIONS

Each Fund may, in accordance with the policies described in the Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Fund's Adviser believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Funds may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Fund may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Fund.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Each Fund may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Certain Funds may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

Performa Galliard Strategic Value Bond Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of a Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Fund accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Fund and must be distributed to its shareholders. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities. For the purpose solely of an investment policy of investing at least 65% of a Fund's assets in U.S. Government Securities, such securities are currently not deemed to be U.S. Government Securities but rather securities issued by the bank or brokerage firm involved.

MUNICIPAL SECURITIES

Municipal securities are issued by the States, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the States, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Private activity bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, and health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of a organization described in Section 501(c)(3) of the Code, rental multi-family housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX.  Municipal securities are also categorized according to
(i) whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals and corporations, (ii) whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and (iii) other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into puts only with dealers, banks and broker-dealers which, in Norwest's opinion, present minimal credit risks.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Funds' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Funds invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. Each Fund's investment adviser monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Funds may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Funds' investment quality requirements.

Variable rate obligations purchased by the Funds may include participation interests in variable rate obligations purchased by the Funds from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Funds can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Funds will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Funds from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. Each Fund's investment adviser monitors the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase such securities only when the Fund's investment adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Fund may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Fund will be able to limit principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets (as defined in the Prospectus) to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories:
(1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include (i) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), (ii) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and (iii) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

A Fund will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to the Fund to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

Each Fund may (i) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (ii) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Funds currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either (i) an offsetting ("covered") position or (ii) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Funds may purchase call options on debt securities that Norwest intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

    (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

    (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

    (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

    (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

    (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. A Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

    (1) Successful use by a Fund of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

    (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

    (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

    (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

    (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

    (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

    (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Fund may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Fund will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Funds that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Investment Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Funds that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

HIGH YIELD/JUNK BONDS

Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield/high risk securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's investment adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Fund's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, Schroder may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, Schroder may be forced to sell the Portfolio's higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of the Portfolios, the Core Trust Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of each Fund, pursuant to guidelines approved by the applicable board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to:
(1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Advisers monitor the liquidity of the securities held by each Fund and report periodically on such decisions to the Board or Core Trust Board, as applicable.

In connection with the Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board or the Core Trust Board, the Investment Advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or an Adviser. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Fund may purchase securities for investment while any borrowing equaling five percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when Norwest believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set and maintain in a segregated account cash, U.S. Government Securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments include the Fund's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

MARGIN AND SHORT SALES

Certain Funds may enter into short sales as described in the prospectus of that Fund. The Funds may make short sales of securities against the box. A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If an Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

REPURCHASE AGREEMENTS

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Fund for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Fund, in accordance with the policies described in the Prospectus, assumes a temporary defensive position, it may invest in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality,
(iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

Each of the Funds invest all of their investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Core Portfolio.

The expenses of each Fund that invest in one or more Core Portfolios include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

2.  INVESTMENT LIMITATIONS

For purposes of all fundamental and nonfundamental investment policies of the Fund, (i) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (ii) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

The Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Reference to the Funds includes reference to the Core Portfolio in which each Fund invests, which has the same fundamental policies as the Fund.

(1) DIVERSIFICATION

         No Fund may, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2.  INDUSTRY CONCENTRATION

         No Fund may purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (i) investments in U.S. Government securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities or (ii) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         For purposes of this policy (i) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.  BORROWING

         No Fund may borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

4.  REAL ESTATE

         No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.  LENDING

         No Fund may make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

         No Fund may lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Fund's total assets.

6.  COMMODITIES

         No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.  UNDERWRITING

         No Fund may underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

8.  SENIOR SECURITIES

         No Fund may issue senior securities except to the extent permitted by the 1940 Act.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. Reference to each of the Funds includes reference to each Fund's corresponding Core Portfolio which has the same policies as the Fund. These policies may be changed by the Board, or in the case of a Core Portfolio, the Core Trust Board.

(1) BORROWING

         For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (i) the delayed delivery of purchased securities (such as the purchase of when-issued securities), (ii) reverse repurchase agreements, (iii) dollar-roll transactions and (iv) the lending of securities ("leverage transactions").

2.  LIQUIDITY

         No Fund may invest more than 15% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

3.  EXERCISING CONTROL OF ISSUERS

         No Fund may make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4.  SHORT SALES AND PURCHASING ON MARGIN

         No Fund may sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         No Fund may purchase securities on margin, except that a Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    5.   OPTIONS, WARRANTS AND FUTURES CONTRACTS

         No Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         No Fund (i) will hedge more than [50%] of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will buy futures contracts or write put options whose underlying value exceeds [25%] of the Fund's total assets, and (iii) will buy call options with a value exceeding [5%] of the Fund's total assets.

4.  PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.


Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

          n
    P(1+T) = ERV

    Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

    PT = (ERV/P-1)

    Where:
         PT = period total return
         The other definitions are the same as in average annual total return above

CORE-GATEWAY PERFORMANCE

When a Fund such as Performa Smith Disciplined Growth Fund (a "Gateway fund") invests all of its investable assets in another investment company such as Disciplined Growth Portfolio (a "Core fund"), special performance calculation rules apply. For instance, if a Gateway fund invests in a Core fund that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core fund. That history will not be restated to reflect the internal expense ratio of the Gateway fund. However, a Core fund's performance will be restated to reflect any sales charges that are applicable to the Gateway fund's shares.

OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iv) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily), (v) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively, (vi) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging, (vii) descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets, (viii) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (ix) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (x) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                           Systematic            Share               Shares
       Period              Investment            Price              Purchased
       ------              ----------            -----              ---------
         1                   $100                $10                 10.00
         2                   $100                $12                 8.33
         3                   $100                $15                 6.67
         4                   $100                $20                 5.00
         5                   $100                $18                 5.56
         6                   $100                $16                 6.25
                             ----                ---                 ----
                     Total             Average                Total
                     Invested $600     Price   $15.17         Shares 41.81




With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal and state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

CORE-GATEWAY PERFORMANCE

When a Fund such as International Fund (a "Gateway fund") invests all of its investable assets in another investment company such as International Portfolio (a "Core fund"), special performance calculation rules apply. For instance, if a Gateway fund invests in a Core fund that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core fund. That history will not be restated to reflect the internal expense ratio of the Gateway fund. However, a Core fund's performance will be restated to reflect any sales charges that are applicable to the Gateway fund's shares.

5.  MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years and age as of May 31, 1997 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer, Chairman and President,* Age 54.

    President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

Robert C. Brown, Trustee,* Age 65.

    Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

Donald H. Burkhardt, Trustee, Age 70.

    Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

    President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

Richard M. Leach, Trustee, Age 63.

    President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

John S. McCune, Trustee, Age 46.

    President, Norwest Investment Services, Inc. His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

Timothy J. Penny, Trustee, Age 45.

    Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

Donald C. Willeke, Trustee, Age 56.

    Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

Robert Campbell, Treasurer, Age 35.

    Director of Fund Accounting, Forum Financial Services, Inc., with which he has been associated since April 1997. Prior thereto, from February 1994 - April 1996 Mr. Campbell was Vice President-Business Unit Head, Domestic Fund Services at State Street Fund Services, Inc. Prior thereto, from September 1992 - January 1994 Mr. Campbell was Assistant Vice President-Fund Manager at State Street Bank & Trust Company, and prior thereto First Line Manager. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Vice President and Secretary, Age 35.

    Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President and Assistant Treasurer, Age 33.

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.

    Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Catherine S. Wooledge, Assistant Secretary, Age 54.

    Counsel, Forum Financial Services, Inc., with which she has been associated since 1996. Prior thereto, Ms. Wooledge was an associate at the law firm of Morrison & Foerster since September 1994, prior thereto Ms. Wooledge was an associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at the law firm of Drinker Biddle & Reath, Washington, D.C. Ms. Wooledge is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary, Age 48.

    Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

Renee A. Walker, Assistant Secretary, Age 27.

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer).
    Her address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1996, which was the fiscal year end of all of the Trust's portfolios.

                                             Total Compensation From
                        Total Compensation    the Trust and Norwest
                          from the Trust           Select Funds
                          --------------           ------------

    Mr. Brown                 $28,974                $29,000
    Mr. Burkhardt             $36,223                $36,250
    Mr. Harris                $27,975                $28,000
    Mr. Leach                 $32,970                $33,000
    Mr. Penny                 $15,985                $16,000
    Mr. Willeke               $29,973                $30,000
    Mr. McCune                     $0                     $0


Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1996 total expenses of the Trustees (other than Mr. Keffer) was $30,408 and total expenses of the trustees of Norwest Select Funds was $27.

As of October 1, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Butt, Sheehan, and Misses. Clark and Walker, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Management - Trustees and Officers - Trustees and Officers of the Trust."

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee, Age 53.

    Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee, Age 54.

    Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is Two Portland Square, Portland, Maine 04101.

J. Michael Parish, Trustee, Age 53.

    Partner at the law firm of Reid & Priest. Prior thereto he was a partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. His address is 40 Wall Street, New York, New York 10005.

Richard C. Butt, Treasurer

    CPA, Managing Director, Operations, Forum Financial Corp. since 1996.
    Prior thereto, Mr. Butt was a      consultant in the financial services
    division of KPMG Peat Marwick LLP ("KPMG").  Prior to his   employment at
    KPMG, Mr. Butt was President of 440 Financial Distributors, Inc., the
    distribution   subsidiary of 440 Financial Group, and Senior Vice President
    of the parent company. Prior thereto, he was      a Vice President at
    Fidelity Services Company. Mr. Butt is responsible for fund accounting and transfer agency at Forum. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President, Assistant Secretary and Assistant Treasurer.

David I. Goldstein, Secretary.

Thomas G. Sheehan, Assistant Secretary.

Renee A. Walker, Assistant Secretary

TRUSTEES AND OFFICERS OF SCHRODER CORE

The following information relates to the principal occupations of each Trustee and executive officer of the Schroder Core during the past five years and shows the nature of any affiliation with Schroder. Messrs. Keffer, Goldstein and Sheehan and Ms. Wooledge, officers of Schroder Core, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Trustees and Officers of the Trust" above.

Peter E. Guernsey, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

John I. Howell, Greenwich, Connecticut - Trustee of the Trust - Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

Clarence F. Michalis, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

Hermann C. Schwab, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

Mark J. Smith (b), 33 Gutter Lane, London, England - President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors.

Robert G. Davy, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

Margaret H. Douglas-Hamilton (b) (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisors since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

Richard R. Foulkes, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

Catherine S. Wooledge, Assistant Treasurer and Assistant Secretary of the Trust.

Barbara Gottlieb (c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

Robert Jackowitz (b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

John Y. Keffer, Vice President of the Trust.

Jane P. Lucas (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

Gerardo Machado, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

Catherine A. Mazza, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

Thomas G. Sheehan, Assistant Treasurer and Assistant Secretary of the Trust.

Fariba Talebi, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

John A. Troiano (b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

Ira L. Unschuld, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

Alexandra Poe, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

Mary Kunkemueller, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust.

(a) Interested Trustee of the Trust within the meaning of the 1940 Act.
(b) Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc.
(c) Schroder Capital Management, Inc. ("SCM") is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly owned U.S. subsidiary of Schroders plc.

INVESTMENT ADVISORY SERVICES

GENERAL

The advisory fee for each Fund is based on the average daily net assets of the Fund at the annual rate disclosed in the Fund's prospectus. If the Fund invests in one or more core portfolios, the advisory fee paid by the Fund will be with respect to advisory services rendered at the portfolio level.

All investment advisory fees are accrued daily and paid monthly. Each investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. For further information about the investment subadvisory services for certain Funds and the advisory services for International Portfolio of Core Trust, see "Management - Investment Advisory Services - Schroder Capital Management International, Inc.,""- Sub-Advisers," Crestone Capital Management, Inc.," "Galliard Capital Management, Inc.," "Peregrine Capital Management, Inc.," and "United Capital Management, Inc." below. Under its various Investment Advisory Agreements, Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. The Investment Advisory

Agreement between each Fund and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

Each Investment Advisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. Each Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreements also provide that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreements shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.

Norwest acts as investment adviser to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Index Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. The investment advisory agreements between Core Trust on behalf of the portfolios are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters.

SUB-ADVISERS

The Adviser pays a fee to each of the subadvisers. These fees do not increase the fees paid by shareholders of the Funds. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of the Subadviser in managing the Fund and the nature and magnitude of the expenses incurred by the Subadviser in managing the Fund's assets and by the Adviser in overseeing and administering management of the Fund. However, the contractual fee payable to each Fund by Norwest for investment advisory services will not vary as a result of those negotiations.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with the Fund's fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Board of Trustees replace one or more Subadvisers or appoint additional Subadvisers, depending on the Adviser's assessment of what combination of Subadvisers it believes will optimize each Fund's chances of achieving its investment objectives.



GALLIARD

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. [As of June 1, 1997, for its services under the Sub-Investment Advisory Agreement, Norwest pays Galliard a fee based on each Fund's average daily net assets at an annual rate of _____%.]

Under its Investment Subadvisory Agreement, Galliard makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Galliard on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

SMITH

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. [As of June 1, 1997, for its services under the Sub-Investment Advisory Agreement, Norwest pays Galliard a fee based on each Fund's average daily net assets at an annual rate of _____%.]

Under its Investment Subadvisory Agreement, Galliard makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Galliard on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

3RD ADVISER

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. [As of June 1, 1997, for its services under the Sub-Investment Advisory Agreement, Norwest pays Galliard a fee based on each Fund's average daily net assets at an annual rate of _____%.]

Under its Investment Subadvisory Agreement, Galliard makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Galliard on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of FAS, Norwest, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum (i) oversees (A) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (B) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (C) the transmission of purchase and redemption orders for Shares; (D) the notification of the Advisers of available funds for investment; and (E) the performance of fund accounting, including the calculation of the net asset value per Share;
(ii) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (iii) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (iv) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (v) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (vi) oversees the preparation of proxy and information statements and any other communications to shareholders; (vii) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (viii) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (ix) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (x) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (xi) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (xii) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements;
(xiii) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (xiv) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAS (i) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (ii) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (iii) assists in the preparation of proxy and information statements and any other communications to shareholders; (iv) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (v) with the cooperation of the Trust's counsel, the Investment Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (vi) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders;
(vii) is responsible for maintaining the Trust's existence and good standing under state law; (viii) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (ix) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (x) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, respectively. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to the portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and FAS perform under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure.

NORWEST ADMINISTRATIVE SERVICES

Under an Administrative Servicing Agreement between the Trust and Norwest with respect to certain funds, Norwest performs ministerial, administrative and oversight functions for the Funds and undertakes to reimburse certain excess expenses of the Funds. Among other things, Norwest gathers performance and other data from Schroder as the adviser of certain Portfolios and from other sources, formats the data and prepares reports to the Funds' shareholders and the Trustees. Norwest also ensures that Schroder is aware of pending net purchases or redemptions of each Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest has agreed to reimburse each Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. [ No fees will be paid to Norwest under the Administrative Servicing Agreement unless the each of the Fund's assets are invested a portfolio of another registered investment company.] This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The Administrative Service Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty (i) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Funds that offer A Shares, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. With respect to B Shares of each Fund that offers B Shares, and with respect to Exchange Shares of Ready Cash Investment Fund, the Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes the payment to Forum under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.75%, and a maintenance fee in an amount equal to 0.25%, of the average daily net assets of the Fund attributable to the B Shares and Exchange Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plan is "semi-enhanced" in that under the circumstances described below, payments to Forum under the Plan continue while there are uncovered distribution charges even though the Plan has been terminated. Uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. The Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (i) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (ii) the Trust does not alter the terms of the CDSC applicable to the B Shares of the Fund outstanding at the time of the termination; (iii) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (iv) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares.

[In the event of a termination of the Plan that does not satisfy clauses (ii),
(iii) and (iv) of the definition of a Complete Termination above, certain funds would continue to pay distribution services fees for no more than four years. In contrast, payments by other funds would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination.]

[In addition, pursuant to the Plan, each of certain funds may, subject to approval by the Trustees, assume and pay (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and
(ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.]

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (i) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assisting shareholders in initiating and changing account designations and addresses; (iii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iv) assisting in processing purchase and redemption transactions and receiving wired funds; (v) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (vi) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (vii) furnishing periodic statements and confirmations of purchases and redemptions;
(viii) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (ix) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (x) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio's) custodian (in this capacity the "Custodian"). The Chase Manhattan Bank, N.A., acts as custodian for Schroder U.S. Smaller Companies Portfolio, but plays no role in making decisions as to the purchase or sale of portfolio securities. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

No Fund will pay custodian fees to the extent the Fund invests in shares of another registered investment company. Each Fund so invested incurs, however, its proportionate share of the custodial fees of the Core Portfolio(s) in which it invests.

PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

[Under the Fund Accounting Agreement, Forum Accounting prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Fund a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (i) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month (ii) Funds requiring international custody - $1,000/month, (iii) Funds with more than 30 international positions - $1,000/month, (iv) Tax free money market Funds - $1,000/month, (v) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month, (vii) Funds with more than 100 security positions - $1,000/month and (viii) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.]

[Forum Accounting receives from the Trust with respect to each Gateway Fund a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. Forum Accounting also receives a fee of $2,000 per month for each Gateway Fund operating pursuant to (i) Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, Forum Accounting is entitled to receive from the Trust with respect to each Gateway Fund operating pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)]

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1997. On January 1, 1998, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.

Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

Forum Accounting performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (iv) telecommunications expenses; (v) auditing, legal and compliance expenses; (vi) costs of the Trust's formation and maintaining its existence; (vii) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (viii) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (ix) costs of reproduction, stationery and supplies; (x) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (xi) costs of corporate meetings; (xii) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (xiii) state securities law registration fees and related expenses; (xiv) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (xv) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

6.  PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring to the Funds, relates equally to the Portfolios.

Purchases and sales of portfolio securities for Fixed Income Funds usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, each of the Board, Core Trust Board and Schroder Core Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to
Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust and Schroder Core Boards have adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services.

From time to time, a Fund may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Investment Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio (i) to the Fund or Portfolio or (ii) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective investment adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the investment advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Certain Funds may acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that (i) received the greatest amount of brokerage commissions during the Fund's last fiscal year, (ii) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year or (iii) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Fund must be desired from the sale of securities held by the Fund for less than three months. See "Taxation" below. Portfolio turnover rates are set forth under "Financial Highlight's" in the Funds Prospectuses.

7.  ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of Shares may purchase, with the proceeds from a redemption of all or part of their shares, Shares of the other Funds.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Funds have chosen not to make an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. Redemption requests in excess of applicable limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus under "_______________" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

8.  TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since certain Funds expect to derive substantially all of their gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by such Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

A Fund's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund may be forced to sell other portfolio securities.

Each shareholder, if applicable, should include in the report of gross income in the shareholder's federal income tax return cash dividends received by the shareholder from certain of the Funds. Fund shareholders should also include the amount which the Fund advises is the shareholder's pro rata portion, if any, of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund or Portfolio from its foreign investments. Each shareholder then would be entitled, subject to certain limitations, to take a foreign tax credit against the shareholders' Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

9.  ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS
    OF THE FUNDS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

_________________, independent auditors, serve as the independent auditors for the Trust.

GENERAL INFORMATION

The Trust is divided into _________separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among each Fund's A Shares, B Shares and I Shares, among Ready Cash Investment Fund's Institutional, Investor and Exchange Shares and between Municipal Money Market Fund's Institutional and Investor Shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (i) a court refuses to apply Delaware law, (ii) no contractual limitation of liability is in effect, and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

SHAREHOLDINGS

[25% Shareholders]

FINANCIAL STATEMENTS

The fiscal year end of the Funds is May 31. Financial statements for each Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                    APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATING GROUP. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

FITCH INVESTORS SERVICE, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                        PART C
                                  OTHER INFORMATION



ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS.

(a)    FINANCIAL STATEMENTS.

 Not Applicable to this filing.

       FINANCIAL HIGHLIGHTS.

 Not Applicable to this filing.

(b)    EXHIBITS.

NOTE: * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE. ALL REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PreEA") ARE TO PEAs AND PreEAs TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 33-9645.

(1)* Trust Instrument of Registrant as now in effect (filed as Exhibit 1 to PEA No. 35).

(2)*   By-Laws of Registrant as now in effect (filed as Exhibit 2 to PEA No.
       35).

(3)    Not Applicable.

(4)* Specimen Certificate for shares of beneficial interest of each class of each portfolio of Registrant. Except for the names of the classes of shares and CUSIP numbers, the certificate of each class of each portfolio of Registrant is substantially the same as the specimen certificate, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed as Exhibit 4 to PEA No. 35).

(5)    (a)*   Form of Investment Advisory Agreement between Registrant and
              Norwest Investment Mangement, Inc. relating to Cash Investment
              Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury
              Fund, Municipal Money Market Fund, Stable Income Fund, Short
              Maturity Government Bond Fund, Intermediate Government Income
              Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund,
              Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado
              Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota
              Tax-Free Fund, Conservative Balanced Fund, Moderate Balanced
              Fund, Growth Balanced Fund, Aggressive Balanced Fund, Index Fund,
              Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity
              Fund, Growth Equity Fund, Large Company Growth Fund, Small
              Company Stock Fund, Small Company Growth Fund, Diversified Small
              Cap Fund, Small Cap Opportunities Fund, Contrarian Stock Fund,
              International Fund, Norwest WealthBuilder II High Growth
              Portfolio,

              Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Balanced Portfolio, Performa Smith Disciplined Growth Fund, Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund, Performa Galliard Strategic Value Bond Fund and Performa Schroder Global Growth Fund. Except for the names of each series of the Registrant, the Investment Advisory Agreement of each series of Registrant is substantially the same as the Investment Advisory Agreement, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed as Exhibit 5(a) to PEA No. 43).

       (b)* Investment Sub-Advisory Agreement between Registrant and Crestone Capital Management, Inc. relating to Small Company Stock Fund (filed as Exhibit 5(b) to PEA No. 35).

       (c)* Investment Sub-Advisory Agreement between Registrant and Schroder Capital Management International Inc. relating to the Diversified Equity Fund, Growth Equity Fund, International Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (filed as Exhibit 5(c) to PEA No. 35).

       (d)* Advisory Agreement between Registrant and Norwest Bank Minnesota, N.A., relating to Cash Investment Fund, Treasury Fund, U.S. Government Fund, Ready Cash Investment Fund, Municipal Money Market Fund, Minnesota Tax-Free Fund, Colorado Tax-Free Fund, Government Income Fund, Income Fund, Tax-Free Income Fund, Adjustable U.S. Government Reserve Fund, ValuGrowth Stock Fund, and Income Stock Fund (filed as Exhibit 5(d) to PEA No. 35).

       (e)* Form of Investment Sub-Advisory Agreement between Registrant and Galliard Capital Management International Inc. relating to the Stable Income Fund (filed as Exhibit 5(e) to PEA No. 43).

       (f)* Form of Investment Sub-Advisory Agreement between Registrant and Peregrine Capital Management International Inc. relating to the Small Company Growth Fund and Large Company Growth Fund (filed as
              Exhibit 5(f) to PEA No. 43).

       (g)* Form of Investment Sub-Advisory Agreement between Registrant and United Capital Management relating to Total Return Bond Fund and Contrarian Stock Fund (filed as Exhibit 5(g) to PEA No. 43).

(6)* Distribution Agreement between Registrant and Forum Financial Services, Inc. relating to each portfolio of Registrant (filed as Exhibit 6 to PEA No. 35).

(7)    Not Applicable.

(8)    (a)*   Custodian Agreement between Registrant and Norwest Bank
              Minnesota, N.A. dated August 1, 1993 as amended November 11, 1994
              (filed as Exhibit 8(a) to PEA No. 35).

       (b)* Transfer Agency Agreement to be between Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 8(b) to PEA No. 35).

(9)    (a)*   Management Agreement between Registrant and Forum Financial
              Services, Inc. relating to each portfolio of Registrant (filed as Exhibit 9(a) to PEA No. 35).

       (b)* Fund Accounting Agreement between Registrant and Forum Financial Corp. (filed as Exhibit 9(b) to PEA No. 35).

       (c)* Administration Services Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to International Fund (filed as
              Exhibit 9(c) to PEA No. 35).

(10)   (a)*   Opinion of  Seward & Kissel (filed on December 31, 1986 as
              Exhibit 10(a) of PreEA 2).

              (b)* Opinion of  Seward & Kissel (filed as Exhibit 10(b) to PEA
                   No. 35).

(11)   (a)    Not applicable.

(11)   (b)    Not applicable.

(12)   Not Applicable.

(13)* Investment representation letter of John Y. Keffer as initial purchaser of shares of stock of Registrant (filed on December 31, 1986 as Exhibit 13 of PreEA 2).

(14)*  Individual Retirement Account materials (filed on April 22, 1994 as
       Exhibit 14 to PEA 24).

(15)* Rule 12b-1 Plan adopted by Registrant with respect to the Income Fund, Tax-Free Income Fund, Minnesota Tax-Free Fund, ValuGrowth Stock Fund, Adjustable U.S. Government Reserve Fund, Colorado Tax-Free Fund, Income Stock Fund, Arizona Tax-Free Fund, Contrarian Stock Fund, Small Company Stock Fund, Government Income Fund, Total Return Bond Fund, Stable Income Fund, Income Equity Fund, Diversified Equity Fund, Intermediate U.S. Government Fund, Growth Equity Fund and Exchange Shares of Ready Cash Investment Fund (filed as Exhibit 15 to PEA No. 35).

(16) Schedule for Computation of each Performance Quotation provided in the Registration Statement in response to Item 22 (filed on June 2, 1997 as
       Exhibit 16 to PEA 42.)

(17)   Not Applicable.

(18)* Multiclass (Rule 18f-3) Plan adopted by Registrant (filed as Exhibit 18 to PEA No. 35).

Other Exhibits

(A)* Power of Attorney of James C. Harris, Trustee of Registrant (filed as Other Exhibit A to PEA No. 35).

(B)* Power of Attorney of Richard M. Leach, Trustee of Registrant (filed as Other Exhibit B to PEA No. 35).

(C)* Power of Attorney of Robert C. Brown, Trustee of Registrant (filed as Other Exhibit C to PEA No. 35).

(D)* Power of Attorney of Donald H. Burkhardt, Trustee of Registrant (filed as Other Exhibit D to PEA No. 35).

(E)* Power of Attorney of John Y. Keffer, Trustee of Registrant (filed as Other Exhibit E to PEA No. 35).

(F)* Power of Attorney of Donald C. Willeke, Trustee of Registrant (filed as Other Exhibit F to PEA No. 35).

(G)* Power of Attorney of Timothy J. Penny, Trustee of Registrant (filed as Other Exhibit G to PEA No. 35).

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 26.      NUMBER OF HOLDERS OF SECURITIES AS OF MAY 1, 1997.

                                                                       Number of
Title of Class of Unit of Beneficial Interest                     Record Holders
---------------------------------------------                     --------------

Cash Investment Fund                                                          49
U.S. Government Fund                                                          34
Treasury Fund                                                                 25
Municipal Money Market Fund
       Investor Shares                                                        20
       Institutional Shares                                                   13
Ready Cash Investment Fund
       Investor Shares                                                       160
       Institutional Shares                                                   14
       Exchange Class                                                         14
Income Fund
       A Shares                                                              248

       B Shares                                                              245
       I Shares                                                              846
Total Return Bond Fund
       A Shares                                                               73
       B Shares                                                              205
       I Shares                                                              275
Colorado Tax-Free Fund
       A Shares                                                              413
       B Shares                                                              181
       I Shares                                                                6
Minnesota Tax-Free Fund
       A Shares                                                              443
       B Shares                                                              362
       I Shares                                                              103
Tax-Free Income Fund
       A Shares                                                              592
       B Shares                                                              231
       I Shares                                                              285
ValuGrowth Stock Fund
       A Shares                                                            1,178
       B Shares                                                              637
       I Shares                                                            1,087
Small Cap Opportunities Fund
       A Shares                                                               41
       B Shares                                                               23
       I Shares                                                               17
Contrarian Stock Fund
       A Shares                                                                5
       B Shares                                                                4
       I Shares                                                               88
Small Company Stock Fund
       A Shares                                                              569
       B Shares                                                              634
       I Shares                                                            1,832
Diversified Equity Fund
       A Shares                                                            1,148
       B Shares                                                            2,320
       I Shares                                                               14
Growth Equity Fund
       A Shares                                                              609
       B Shares                                                              915
       I Shares                                                               12
Large Company Growth Fund
       I Shares                                                               13
Small Company Growth Fund

       I Shares                                                               11
International Fund
       A Shares                                                              171
       B Shares                                                              197
       I Shares                                                               18

Income Equity Fund
       A Shares                                                            1,996
       B Shares                                                            2,616
       I Shares                                                               20
Index Fund
       I Shares                                                               13
Conservative Balanced Fund
       I Shares                                                               11
Moderate Balanced Fund
       I Shares                                                               13
Growth Balanced Fund
       I Shares                                                               13
Intermediate Government Income Fund
       A Shares                                                              475
       B Shares                                                              476
       I Shares                                                               18
Diversified Bond Fund
       I Shares                                                               14
Stable Income Fund
       A Shares                                                               71
       B Shares                                                               51
       I Shares                                                               15

ITEM 27.      INDEMNIFICATION.

The general effect of Section 10.02 of Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of
Section 10.02 of Registrant's Trust Instrument contained in this Registration Statement as Exhibit 1 and incorporated herein by reference.

Registrant's Investment Advisory Agreements, Investment Subadvisory Agreements, Management and Distribution Agreements and Distribution Services Agreements provide that Registrant's investment advisers and principal underwriter are protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the Management Agreement and Transfer Agency and Fund Accounting

Agreement. Registrant's principal underwriter is also provided with indemnification against various liabilities and expenses under the Management and Distribution Agreements and Distribution Services Agreements between Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under those agreements. Registrant's transfer agent and fund accountant and certain related individuals are also provided with indemnification against various liabilities and expenses under the Transfer Agency and Fund Accounting Agreements between Registrant and the transfer agent and fund accountant; provided, however, that in no event shall the transfer agent, fund accountant or such persons be indemnified against any liability or expense that is the direct result of willful misfeasance, bad faith or gross negligence by the transfer agent or such persons.

The preceding paragraph is modified in its entirety by the provisions of the Investment Advisory Agreements, Investment SubAdvisory Agreements, Management and Distribution Agreements, Distribution Services Agreements, Management Agreements, Transfer Agency Agreement and Fund Accounting Agreement of Registrant filed as Exhibits 5, 6, and 9 to Registrant's Registration Statement and incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

NORWEST INVESTMENT MANAGEMENT, INC.

The description of Norwest Investment Management, Inc., under the caption "Management-Advisor" or Management of the Funds-Norwest Investment Management" in each Prospectus and under the caption "Management-Adviser" or "Management -Investment Advisory Services-Norwest Investment Management" in each Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The following are the directors and principal executive officers of NIM, including their business connections which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A. ("Norwest Bank"), which is the parent of NIM, is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, MN 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, MN 55479.

       James R. Campbell, Director, President and Chief Executive Officer, has held this position for the last two years. Mr. Campbell is also Executive Vice President of Norwest Corporation, Director and Chairman of Norwest Investment Advisors, Inc., and a Director of Flore Properties, Inc., Centennial Investment Corporation and Peregrine Capital Management, Inc., which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402-2056. Mr. Campbell is also a Director of a number of non-profit organizations located in Minneapolis, Minnesota. Within the last two years Mr. Campbell was a Director of Norwest Insurance, Inc. and Norwest Equipment Finance, Inc.

       Michael A. Graf, Controller and Cashier, also serves as Senior Vice President and Controller of Norwest Corporation.

       P. Jay Kiedrowski, Executive Vice President, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates since August 1987. Mr. Kiedrowski is also a Director and Chairman of the Board of Norwest Investment Management, Inc. and President of Norwest Investment Management, a part of Norwest.

       Scott A. Kisting, Director and Executive Vice President, is also a Director of Norwest Insurance, Inc., IntraWest Insurance Company and Fidelity National Life Insurance Company.

       William H. Queenan, Director, is also Executive Vice President of Norwest Corporation.

       John T. Thornton, Director, is also Executive Vice President and Chief Financial Officer of Norwest Corporation. Mr. Thornton is also a Director of Northern Prairie Indemnity, Limited, Grand Cayman, Cayman Islands, British West Indies, a Director of Norwest Capital Markets, Inc. Mr. Thornton is also a Director of Norwest Growth Fund, Inc., Norwest Venture Capital Management, Inc. and Norwest Equity Capital, Inc., and Director, President and Treasurer of Norwest Investors, Inc., and Director, President and CEO of Norwest Limited, Inc., all located at 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN
       54402. Mr. Thornton is also Director and President of Superior Guaranty Insurance Company and Norwest Holding Company, and a Director of Bettendorf Asset Management, Inc. Mr. Thornton is also a Director of Eau Claire Asset Management, Inc., Green Bay Asset Management, Inc., Iowa Asset Management, Inc., LaCrosse Asset Management, Inc., South Bend Asset Management, Inc., South Dakota

       Asset Management, Inc., Waupun Asset Management, Inc., all located at 100 West Commons Blvd., Suite 303, New Castle, DE 19720.

       Richard C. Westergaard, Executive Vice President, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates during the last two years. Mr.Westergaard is also a Director of Norwest Business Credit, Inc., Norwest Credit, Inc., First Interstate Equipment Finance, Inc. and R.D. Leasing, Inc. and a Director of Norwest Equipment Finance, Inc. and Commonwealth Leasing Corporation, located at Investors Building, 733 Marquette, Suite 300, Minneapolis, MN 55479-2048.

       Charles D. White, Senior Vice President, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates during the last two years. Mr. White is also Treasurer and Chief Financial Officer of Norwest Limited, Inc. Mr. White is also a Director of Bettendorf Asset Management, Inc., Eau Claire Asset Management, Inc., Green Bay Asset Management, Inc., IntraWest Asset Management, Inc., Iowa Asset Management, Inc., LaCrosse Asset Management, Inc., South Bend Asset Management, Inc., South Dakota Asset Management, Inc., and Waupun Asset Management, Inc., located at 100 West Commons Boulevard, Suite 303, New Castle, DE 19720.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

The description of Schroder Capital Management International Inc. ("Schroder") under the caption "Management of the Funds - Investment Advisory Services - Schroder Capital Management International Inc." in the Prospectus and "Management-Investment Advisory Services" in the Statement of Additional Information relating to International Fund, Diversified Equity Fund, Growth Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Schroder, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services international clients located principally in the United States.

       David M. Salisbury. Chief Executive Officer, Director and Chairman of SCMI; Joint Chief Executive and Director of Schroder Ltd.

       Richard R. Foulkes. Deputy Chairman/Executive Vice President of SCMI.

       John A. Troiano. Managing Director and Senior Vice President of SCMI. Mr. Troiano is also a Director of Schroder Ltd.

       David Gibson. Senior Vice President and Director of SCMI. Director of Schroder Capital Management.

       John S. Ager. Senior Vice President and Director of SCMI.

       Sharon L. Haugh. Senior Vice President and Director of SCMI, Director and Chairman of Schroder Advisors Inc.

       Gavin D.L. Ralston. Senior Vice President and Managing Director of SCMI.

       Mark J. Smith. Senior Vice President and Director of SCMI.

       Robert G. Davy. Senior Vice President. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

       Jane P. Lucas. Senior Vice President and Director of SCMI; Director of Schroder Advisors Inc.; Director of Schroder Capital Management.

       C. John Govett. Director of SCMI; Group Managing Director of Schroder Ltd. And Director of Schroders plc.

       Phillipa J. Gould. Senior Vice President and Director of SCMI.

       Louise Croset. First Vice President and Director of SCMI.

       Abdallah Nauphal, Group Vice President and Director of SCMI.

CRESTONE CAPITAL MANAGEMENT, INC.

The description of Crestone Capital Management, Inc. ("Crestone") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Small Company Stock Fund" in the Statement of Additional Information relating to the Small Company Stock Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Crestone, including their business connections which are of a substantial nature. The address of Crestone is 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

       Kirk McCown, President and Director.

       Mark Steven Sunderhuse, Senior Vice President and Director.

       P. Jay Kiedrowski, Director. Mr. Kiedrowski is also President and Chairman of the Board of Norwest and an Executive Vice President of Norwest Bank. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

       Steven P. Gianoli, Director. Mr. Gianoli is a Vice President of Norwest and Norwest Bank. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

       Susan Koonsman, Director. Ms. Koonsman is President of Norwest Investments & Trust. Her address is 1740 Broadway, Denver, Colorado 80274.

PEREGRINE CAPITAL MANAGEMENT, INC.

The description of Peregrine Capital Management, Inc. ("Peregrine") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund in the Statement of Additional Information relating to Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Peregrine, including their business connections which are of a substantial nature. The address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

       James R. Campbell, Director. Mr. Campbell is President, Chief Executive Odfficer and a Director of Norwest Bank. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0116

       Patricia D. Burns, Senior Vice President.

       Tasso H. Coin, Senior Vice President.

       John S. Dale, Senior Vice President.

       Julie M. Gerend, Senior Vice President. Prior to September, 1995, Ms. Gerend was Manager, Account Executive at Fidelity Institutional Retirement Services, Co.

       William D. Diese, Senior Vice President.

       Daniel J. Hagen, Vice President. Prior to May, 1996, Mr. Hagen was Managing Director of Piper Jaffray, Inc.

       Ronald G. Hoffman, Senior Vice President and Secretary.

       Frank T. Matthews, Vice President.

       Jeannine McCormick, Senior Vice President.

       Barbara K. McFadden, Senior Vice President.

       Robert B. Mersky, Chairman, President and Chief Executive Officer.

       Gary E. Nussbaum, Senior Vice President.

       James P. Ross, Vice President. Prior to November, 1996, Mr. Ross was Vice President of Norwest Bank.

       Jonathan L. Scharlau, Assistant Vice President.

       Jay H. Strohmaier, Senior Vice President. Prior to September, 1996, Mr. Strohmaier was Senior Vice President/Managed Accounts for Voyageur Asset Management.

       Paul E. von Kuster, Senior Vice President.

       Janelle M. Walter, Assistant Vice President.

       Paul R. Wurm, Senior Vice President.

       J. Daniel Vandermark, Vice President. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-1013

GALLIARD CAPITAL MANAGEMENT, INC.

The description of Galliard Capital Management, Inc. ("Galliard") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund" in the Statement of Additional Information relating to the Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund", constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Galliard, including their business connections which are of a substantial nature. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

       Peter Jay Kiedrowski, Chairman. Mr. Kiedrowski is President and Chief Executive Officer of NIM; Chairman of Crestone and Executive Vice President of Norwest Bank.

       Richard Merriam, Principal. Mr. Merriam is Chief Investment Officer of Insight Investment Management.

       John Caswell, Principal. Mr. Caswell is Chief Investment Officer of Norwest Bank, N.A.

       Karl Tourville, Principal. Mr. Tourville is Vice President/Head of Fixed Income of Norwest Bank.

       Laura Gideon, Senior Vice President of Marketing. Ms. Gideon is Vice President of Marketing for American Express.

       Leela Scattum, Vice President of Operations. Ms. Scattum is a Fund Accountant for Norwest Bank.

UNITED CAPITAL MANAGEMENT

The description of United Capital Management ("UCM") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Diversified Bond Fund, Total return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund" in the Statement of Additional Information relating to the, Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund" constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of UCM, including their business connections which are of a substantial nature. The address of UCM is 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

       W. Lon Schreur, President. Mr. Schreur is Senior Vice President of Norwest Bank Colorado, N.A..

       John T. Groton, Vice President. Mr. Groton is Vice President of Norwest Bank Colorado, N.A.

       David B. Kinney, Vice President. Mr. Kinney is Vice President of Norwest Bank Colorado, N.A.

       James C. Peery, Senior Vice President. Mr. Peery is Vice President of Norwest Bank Colorado, N.A.

       Leona F. Bennett, Vice President. Ms. Bennett is Vice President of Norwest Bank Colorado, N.A.

       Denise B. Johnson, Vice President. Mr. Johnson is Vice President of Norwest Bank Colorado, N.A.

ITEM 29.      PRINCIPAL UNDERWRITERS.

       (a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Core Trust (Delaware), The CRM Funds, The Cutler Trust, Forum Funds, The Highland Family of Funds, Monarch Funds, Norwest Funds, Norwest Select Funds, Sound Shore Fund, Inc. and Trans Adviser Funds, Inc.

       (b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of Registrant. David R. Keffer, Vice President and Treasurer of Forum Financial Services, Inc., is the Vice President, Assistant Treasurer and Assistant Secretary of Registrant. Their business address is Two Portland Square, Portland, Maine.

       (c)    Not Applicable.

ITEM 30.      LOCATION OF BOOKS AND RECORDS.

The majority of accounts, books and other documents required to be maintained by 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. at Two Portland Square, Portland, Maine 04101, at Forum Financial Corp., Two Portland Square, Portland, Maine 04101 and Forum Administrative Services, Limited Liability Company, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Registrant's investment advisers as indicated in the various prospectuses constituting Part A of this Registration Statement.

Additional records are maintained at the offices of Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's investment adviser, custodian and transfer agent.

ITEM 31.      MANAGEMENT SERVICES.

Not Applicable.

ITEM 32.      UNDERTAKINGS.

(i) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of Registrant's Securities Act of 1933 Registration Statement relating to the prospectuses offering those shares or the commencement of public shares of the respective shares; and,

(ii) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 11th day of July, 1997.

                                       NORWEST FUNDS




                                        /s/ John Y. Keffer
                                       --------------------------
                                       John Y. Keffer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 11th day of July, 1997.

    Signatures                         Title
    ----------                         -----

(a) Principal Executive Officer

    /s/ John Y. Keffer                 Chairman and President
    ----------------------------
    John Y. Keffer

(b) Principal Financial
    and Accounting Officer

    /s/ Robert B. Campbell             Treasurer
    ----------------------------
    Robert B. Campbell

(c) A Majority of the Trustees

      Robert C. Brown                  Trustee
      Donald H. Burkhardt              Trustee
      James C. Harris                  Trustee
      Richard M. Leach                 Trustee
      Donald C. Willeke                Trustee
      Timothy J. Penny                 Trustee
      John S. McCune                   Trustee


    By: /s/ John Y. Keffer
       ----------------------------
       John Y. Keffer
          Attorney in Fact

                                      SIGNATURES

On behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the Registration Statement of Norwest Funds to be signed in the City of Portland, State of Maine on the 11th day of July, 1997.

                                       CORE TRUST (DELAWARE)



                                       By: /s/ John Y. Keffer
                                          -----------------------
                                               John Y. Keffer
                                               President

This amendment to the Registration Statement of Norwest Funds has been signed below by the following persons in the capacities indicated on the 11th day of July, 1997.

    Signatures                         Title
    ----------                         -----

(a) Principal Executive Officer

    /s/ John Y. Keffer                 Chairman and President
    --------------------------
    John Y. Keffer

(b) Principal Financial and
    Accounting Officer

    /s/ Richard C. Butt                Treasurer, Principal Financial
    --------------------------         and Accounting Officer
    Richard C. Butt

(c) A Majority of the Trustees

    /s/ John Y. Keffer                 Chairman
    --------------------------
    John Y. Keffer

    J. Michael Parish                  Trustee
    James C. Cheng                     Trustee
    Costas Azariadis                   Trustee

    By: /s/ John Y. Keffer
       --------------------------
       John Y. Keffer
       Attorney in Fact

SIGNATURES

On behalf of Schroder Capital Funds, being duly authorized, I have duly caused this amendment to the Registration Statement of Norwest Funds to be signed in the City of New York, State of New York on the 2nd day of July, 1997.

                                       SCHRODER CAPITAL FUNDS

                                       By: /s/ Catherine A. Mazza
                                           -------------------------
                                           Catherine A. Mazza

This amendment to the Registration Statement of Norwest Funds has been signed below by the following persons in the capacities indicated on the 2nd day of July, 1997.

    Signatures                                       Title
    ----------                                       -----

(a) Principal Executive Officer

    MARK J. SMITH

    By:/s/ Thomas G. Sheehan                         President
       --------------------------                    and Trustee
           Thomas G. Sheehan, Attorney-in-Fact

(b) Principal Financial and
    Accounting Officer

    ROBERT JACKOWITZ                                 Treasurer

    By:/s/ Thomas G. Sheehan
       --------------------------
           Thomas G. Sheehan, Attorney-in-Fact

(c) Majority of the Trustees

    PETER E. GUERNSEY                                Trustee
    JOHN I. HOWELL                                   Trustee
    HERMANN C. SCHWAB                                Trustee

    By: /s/ Thomas G. Sheehan
       --------------------------
            Thomas G. Sheehan
            Attorney-in-Fact